EXHIBIT 10.28

                                                                  EXECUTION COPY



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                                    NN, INC.





                                   $40,000,000





                4.89% Senior Notes, Series A, due April 26, 2014



                                 --------------


                             NOTE PURCHASE AGREEMENT


                                  -------------





                              Dated April 26, 2004




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
                                TABLE OF CONTENTS

                          (Not a part of the Agreement)

SECTION                   HEADING                                          PAGE

SECTION 1.          AUTHORIZATION OF NOTES....................................1


SECTION 2.          SALE AND PURCHASE OF NOTES................................1

       Section 2.1. Sale and Purchase of Series A Notes.......................1
       Section 2.2. Additional Series of Notes................................2

SECTION 3.          CLOSING...................................................3


SECTION 4.          CONDITIONS TO CLOSING.....................................3

       Section 4.1. Representations and Warranties............................3
       Section 4.2. Performance; No Default...................................3
       Section 4.3. Compliance Certificates...................................3
       Section 4.4. Opinions of Counsel.......................................4
       Section 4.5. Purchase Permitted by Applicable Law, etc.................4
       Section 4.6. Sale of Other Notes.......................................4
       Section 4.7. Payment of Certain Fees...................................4
       Section 4.8. Private Placement Number..................................4
       Section 4.9. Changes in Corporate Structure............................5
       Section 4.10.Funding Instructions......................................5
       Section 4.11.Other Financing Agreements................................5
       Section 4.12.Proceedings and Documents.................................5
       Section 4.13.Conditions to Issuance of Additional Notes................5
       Section 4.14.Acceptance of Appointment to Receive Service of Process...6

SECTION 5.          REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS............6

       Section 5.1. Organization; Power and Authority.........................6
       Section 5.2. Authorization, etc........................................6
       Section 5.3. Disclosure................................................6
       Section 5.4. Organization and Ownership of Shares of Subsidiaries;
                      Affiliates..............................................7
       Section 5.5. Financial Statements......................................7
       Section 5.6. Compliance with Laws, Other Instruments, etc..............8
       Section 5.7. Governmental Authorizations, etc..........................8
       Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.8
       Section 5.9. Taxes.....................................................9
       Section 5.10.Title to Property; Leases.................................9
       Section 5.11.Licenses, Permits, etc....................................9
       Section 5.12.Compliance with ERISA....................................10

       Section 5.13.Private Offering by the Company..........................11
       Section 5.14.Use of Proceeds; Margin Regulations......................11
       Section 5.15.Existing Debt; Future Liens..............................11
       Section 5.16.Foreign Assets Control Regulations, etc..................12
       Section 5.17.Status under Certain Statutes............................12
       Section 5.18.Environmental Matters....................................12
       Section 5.19.Solvency.................................................13
       Section 5.20.Collateral Documents.....................................13
       Section 5.21.Ranking of Notes.........................................13

SECTION 6.          REPRESENTATIONS OF THE PURCHASER.........................14

       Section 6.1. Purchase for Investment..................................14
       Section 6.2. Source of Funds..........................................14

SECTION 7.          INFORMATION AS TO OBLIGORS...............................15

       Section 7.1. Financial and Business Information.......................15
       Section 7.2. Officer's Certificate....................................18
       Section 7.3. Inspection...............................................19

SECTION 8.          PREPAYMENT OF THE SERIES A NOTES.........................19

       Section 8.1. Required Prepayments.....................................19
       Section 8.2. Optional Prepayments with Series A Make-Whole Amount.....19
       Section 8.3. Change in Control........................................20
       Section 8.4. Allocation of Partial Prepayments........................22
       Section 8.5. Maturity; Surrender, etc.................................22
       Section 8.6. Purchase of Notes........................................22
       Section 8.7. Series A Make-Whole Amount...............................23

SECTION 9.          AFFIRMATIVE COVENANTS....................................24

       Section 9.1. Compliance with Law......................................24
       Section 9.2. Insurance................................................24
       Section 9.3. Maintenance of Properties................................25
       Section 9.4. Payment of Taxes and Claims..............................25
       Section 9.5. Corporate Existence, etc.................................25
       Section 9.6. Notes to Rank Pari Passu.................................25
       Section 9.7. Post-Closing Requirements................................25

SECTION 10.         NEGATIVE COVENANTS.......................................26

       Section 10.1.Transactions with Affiliates.............................26
       Section 10.2.Merger, Consolidation, etc...............................26
       Section 10.3.Liens....................................................27
       Section 10.4.Incurrence of Certain Additional Debt....................29
       Section 10.5.Consolidated Adjusted Net Worth..........................30
       Section 10.6.Fixed Charges Coverage Ratio.............................30

       Section 10.7.Sale of Assets, etc......................................30
       Section 10.8.Maintenance of Parity....................................31
       Section 10.9.Nature of Business.......................................32
       Section 10.10.Leverage Ratio..........................................32

SECTION 11.         EVENTS OF DEFAULT........................................32


SECTION 12.         REMEDIES ON DEFAULT, ETC.................................35

       Section 12.1.Acceleration.............................................35
       Section 12.2.Other Remedies...........................................35
       Section 12.3.Rescission...............................................36
       Section 12.4.No Waivers or Election of Remedies, Expenses, etc........36

SECTION 13.         TAX INDEMNIFICATION......................................36


SECTION 14.         REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES............39

       Section 14.1.Registration of Notes....................................39
       Section 14.2.Transfer and Exchange of Notes...........................39
       Section 14.3.Replacement of Notes.....................................39

SECTION 15.         PAYMENTS ON NOTES........................................40

       Section 15.1.Place of Payment.........................................40
       Section 15.2.Home Office Payment......................................40

SECTION 16.         EXPENSES, ETC............................................40

       Section 16.1.Transaction Expenses.....................................40
       Section 16.2.Certain Taxes............................................41
       Section 16.3.Survival.................................................41

SECTION 17.         SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                    ENTIRE AGREEMENT.........................................41


SECTION 18.         AMENDMENT AND WAIVER.....................................41

       Section 18.1.Requirements.............................................41
       Section 18.2.Solicitation of Holders of Notes.........................42
       Section 18.3.Binding Effect, etc......................................42
       Section 18.4.Notes Held by Company, etc...............................43

SECTION 19.         NOTICES..................................................43


SECTION 20.         REPRODUCTION OF DOCUMENTS................................44

SECTION 21.         CONFIDENTIAL INFORMATION.................................44


SECTION 22.         SUBSTITUTION OF PURCHASER................................45


SECTION 23.         SUBSIDIARY GUARANTEE.....................................45

       Section 23.1.Subsidiary Guarantee.....................................45
       Section 23.2.Maximum Subsidiary Guarantee Liability...................46
       Section 23.3.Contribution.............................................47
       Section 23.4.Subsidiary Guarantee Unconditional.......................47
       Section 23.5.Discharge Only Upon Payment in Full;
                    Reinstatement in Certain Circumstances...................48
       Section 23.6.Waiver...................................................48
       Section 23.7.Waiver of Reimbursement, Subrogation, Etc................48
       Section 23.8.Stay of Acceleration.....................................48
       Section 23.9.Subordination of Indebtedness............................49
       Section 23.10.Certain Releases........................................49
       Section 23.11.Third Party Beneficiary.................................49

SECTION 24.         MISCELLANEOUS............................................49

       Section 24.1.Successors and Assigns...................................49
       Section 24.2.Jurisdiction and Process; Waiver of Jury Trial...........49
       Section 24.3.Obligation to Make Payment in Dollars....................50
       Section 24.4.Payments Due on Non-Business Days........................51
       Section 24.5.Severability.............................................51
       Section 24.6 Construction.............................................51
       Section 24.7 Counterparts.............................................51
       Section 24.8.Governing Law............................................51

Signature....................................................................52

SCHEDULE A            --      Information Relating to Purchasers

SCHEDULE B            --      Defined Terms

SCHEDULE 5.4          --      Subsidiaries of the Company and Ownership
                              of Subsidiary Stock

SCHEDULE 5.5          --      Financial Statements

 SCHEDULE 5.15        --      Existing Debt

 EXHIBIT 1            --      Form of 4.89% Senior Note, Series A,
                              due April 26, 2014

Exhibit 4.4(a)(1)     --      Form of Opinion of Counsel for the U.S. Obligors

Exhibit 4.4(a)(2)     --      Form of Opinion of local Counsel to
                              certain Obligors

EXHIBIT 4.4(b)        --      Form of Opinion of Special Counsel for the
                              Purchasers

EXHIBIT 10.8(a)       --      Form of Italian Subsidiary Guarantee

EXHIBIT 10.8(b)       --      Form of Joinder Agreement

EXHIBIT S             --      Form of Supplement

                                    NN, INC.
                             2000 WATERS EDGE DRIVE
                          JOHNSON CITY, TENNESSEE 57604



                4.89% Senior Notes, Series A, due April 26, 2014


                                                                    Dated as of
                                                                 April 26, 2004


TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

     NN, INC., a Delaware corporation (the "Company") and the Guarantors named in the definition of such term (other than NN Italy), jointly and severally, agree with you as follows:

SECTION 1. AUTHORIZATION OF NOTES.

     The Company will authorize the issue and sale of $40,000,000 aggregate principal amount of its 4.89% Senior Notes, Series A, due April 26, 2014 (the "Series A Notes"). The Series A Notes together with each series of Additional Notes which may from time to time be issued pursuant to the provisions of
Section 2.2 are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 14 of this Agreement or the Other Agreements (as hereinafter defined). The Series A Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES.

     Section 2.1. Sale and Purchase of Series A Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Series A Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Series A Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder. The Series A Notes and each other series of Notes issued hereunder are each herein sometimes referred to as Notes of a "series."

     The performance and payment of the Company hereunder and under the Notes and the other Financing Agreements shall be guaranteed by the Guarantors pursuant to the Subsidiary Guarantees. The obligations of the Obligors under and pursuant to the Financing Agreements shall be secured by the Collateral Agreements.

     Section 2.2. Additional Series of Notes. The Company may, from time to time, in its sole discretion, but subject to the terms hereof, issue and sell one or more additional series of its unsecured unsubordinated promissory notes under the provisions of this Agreement pursuant to a supplement (a "Supplement") substantially in the form of Exhibit S. Each additional series of Notes (the "Additional Notes") issued pursuant to a Supplement shall be subject to the following terms and conditions:

          (i)  each  series  of  Additional  Notes,  when so  issued,  shall  be
     differentiated   from  all  previous  series  by  sequential   alphabetical
     designation inscribed thereon;

          (ii) each series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be deemed amended to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding and any such additional covenants shall not impair, diminish or modify any existing covenants contained herewith;

          (iii) each series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder;

          (iv) the minimum principal amount of any series of Notes issued under a Supplement shall be $7,500,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $250,000 or more;

          (v) all Additional Notes shall mature more than one year after the issuance thereof and shall constitute Debt of the Company and shall rank pari passu with all other outstanding Notes; and

          (vi) no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.

SECTION 3. CLOSING.

     The sale and purchase of the Series A Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 A.M. Chicago time, at a closing (the "Closing") on April 26, 2004 or on such other Business Day thereafter as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Series A Notes to be purchased by you in the form of a single Series A Note (or such greater number of Series A Notes in denominations of at least $250,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 7000 287541 at AmSouth Bank, AmSouth Center, 315 Deaderick Street, Nashville, Tennessee 37237, ABA# 062000019. If at the Closing the Company shall fail to tender such Series A Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

     Your obligation to purchase and pay for the Series A Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

     Section 4.1. Representations and Warranties. The representations and warranties of the Obligors in the Financing Agreements shall be correct when made and at the time of the Closing.

     Section 4.2. Performance; No Default. Each Obligor shall have performed and complied with all agreements and conditions contained in each Financing Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Series A Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

     Section 4.3. Compliance Certificates.

     (a) Officer's Certificate. Each Obligor shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

     (b) Secretary's Certificate. Each Obligor shall have delivered to you a certificate, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series A Notes and the other Financing Agreements to which it is a party.

     Section 4.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) (i) from Blackwell Sanders Peper Martin LLP, counsel for the U.S. Obligors, covering the matters set forth in Exhibit 4.4(a)(i) and (ii) from Kromann Reumert as Danish counsel, Pavia e Ansaldo Studio Legale as Italian counsel ("Italian Counsel"), Beiten Burkhardt as German counsel, Houthoff Buruma as Dutch counsel, McCann FitzGerald Solicitors as Irish counsel and Cechova Rakovsky as Slovakian counsel for various Obligors, covering the matters set forth in Exhibit 4.4(a)(ii), and each covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Chapman and Cutler LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

     Section 4.5. Purchase Permitted by Applicable Law, etc. On the date of the Closing your purchase of Series A Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Series A Notes to be purchased by them at the Closing as specified in Schedule A.

     Section 4.7.  Payment of Certain Fees.  Without  limiting the provisions of
Section 16.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of (i) the Noteholder Collateral Agent and (ii) your special counsel referred to in Section 4.4(b)(i), in each case, to the extent reflected in a statement of such Person rendered to the Company at least one Business Day prior to the Closing.

     Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Series A Notes.

     Section 4.9. Changes in Corporate Structure. No Obligor shall have changed its jurisdiction of incorporation or organization or been a party to any merger or consolidation and no Obligor shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, you shall have received written instructions executed by a Responsible Officer directing the manner of the payment of funds and setting forth (i) the name and address of the transferee bank, (ii) such transferee bank's ABA number and (iii) the account name and number into which the purchase price for the Series A Notes is to be deposited.

     Section 4.11. Other Financing Agreements. (a) Each Obligor shall have executed and delivered each Financing Agreement to which it is to be a party, which Financing Agreements shall be satisfactory in form and substance to you and the Other Purchasers and shall provide such security and/or Subsidiary Guarantees which cause the Notes and the other Financing Agreements to be pari passu with the Obligors' obligations under the Bank Indebtedness after giving effect to the Intercreditor Agreement.

          (b)  Each  party   thereto  shall  have  executed  and  delivered  the
               Intercreditor Agreement which shall be satisfactory in form and substance to the Purchasers.

     Section 4.12. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Financing Agreements and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

     Section 4.13. Conditions to Issuance of Additional Notes. The obligations of the Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

          (a)  Compliance  Certificate.   A  duly  authorized  Senior  Financial
               Officer of the Company shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer's Certificate dated the date of issue of such series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether the Company and its Subsidiaries is in compliance with the requirements of Section 10 on such date.

          (b) Execution and Delivery of Supplement. The Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto.

          (c)  Representations   of  Additional   Purchasers.   Each  Additional
               Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.

          (d) Closing Conditions. The closing conditions set forth in Section 4 shall have been updated and performed as of the date of issuance of each series of Additional Notes with respect to such series of Additional Notes (regardless of whether such closing conditions initially apply only to the Series A Notes).

     Section 4.14. Acceptance of Appointment to Receive Service of Process. You shall have received evidence of the acceptance by Corporation Service Company of the appointment and designation provided for by Section 24.2(e), by the comparable section in the Italian Subsidiary Guarantee and in the Collateral Agreements for the period from the date of the Closing to April 26, 2015 (and the payment in full of all fees in respect thereof).

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

     Each of the Obligors (other than NN Italy), as to itself, represents and warrants to you that:

     Section 5.1. Organization; Power and Authority. Each Obligor is a corporation or other legal business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Agreements to which it is a party and to perform the provisions hereof and thereof.

     Section 5.2. Authorization, etc. The Financing Agreements have been duly authorized by all necessary corporate or other action on the part of each Obligor party thereto and each Financing Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Obligor party thereto enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by
(i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Financing Agreements have been prepared, executed and delivered outside Ireland and Italy.

     Section 5.3. Disclosure. The Company, through its agent, SPP Capital Partners, LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated February, 2004 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2003, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

     Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

          (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

          (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, or, in the case of each Subsidiary organized outside of the United States, such Subsidiary is in possession of all material governmental or public approvals necessary for the unrestricted conduct of its business, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

          (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary except for the legal restriction provided by Art. 2433 of the Italian Civil Code applicable to NN Italy.

     Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     Section 5.6. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Obligors of the Financing Agreements will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which any Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary.

     Section 5.7. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of any Financing Agreement to which it is a party, including without limitation any thereof required in connection with the obtaining of Dollars to make payments under the Financing Agreements and the payment of such Dollars to Persons resident in the United States of America. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in any jurisdiction in which any Obligor conducts its business or which asserts jurisdiction over any properties of such Obligor of the Financing Agreements that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax other than (x) in Ireland, where (i) registration fees of, in aggregate, EUR60 will be payable in respect of registration of certain of the Pledge Agreements and (ii) stamp duties will be payable in respect of (a) the Pledge Agreement by NN Ireland, at the rate of ..1% of the amounts secured thereby up to a maximum of EUR630, (b) the Pledge Agreement by the Company in respect of its shares in NN Europe ApS, at the rate of EUR12.50 and (c) any counterpart of the Pledge Agreements at (a) and (b), at the rate of EUR12.50 and (y) in Italy, where registration fees may be required in connection with the enforcement and/or admissibility into evidence of either the Pledge Agreement by NN Ireland related to NN Italy share certificates or the Italian Subsidiary Guarantee. The amount of the Italian Registration Duty has to be assessed by the relevant Italian tax authorities and currently is, as to the Italian Subsidiary Guarantee, 0.50% of Euro 20 million and, as to the Pledge Agreement entered into by NN Ireland, 0.50% of the value of such pledge.

     Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 2002. No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority or any political subdivision thereof will be incurred by an Obligor or any holder of a Note as a result of the execution or delivery of the Financing Agreements and no deduction or withholding in respect of Taxes imposed by or for the account of any Taxing Jurisdiction, is required to be made from any payment by the Obligors under the Financing Agreements except for any such liability, withholding or deduction imposed, assessed, levied or collected by or for the account of any such Governmental Authority arising out of circumstances described in clause (a), (b) or (c) of
Section 13.

     Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     Section 5.11. Licenses, Permits, etc. (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

     Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) With respect to each Plan (if any) subject to Title IV of ERISA, the present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of each Obligor's most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Foreign Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in section 3 of ERISA.

          (c) The Company and its ERISA Affiliates have not incurred (i) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (ii) any obligation in connection with the termination of or withdrawal from any Foreign Plan.

          (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material .

          (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

          (f) All Foreign Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Foreign Plan documents or applicable laws to be paid or accrued by the Company and its Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect.

     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf nor any other Obligor has offered the Notes, the Subsidiary Guarantees or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than seventeen (17) other Institutional Investors, each of which has been offered the Notes and the Subsidiary Guarantees at a private sale for investment. Neither the Company nor anyone acting on its behalf nor any other Obligor has taken, or will take, any action that would subject the issuance or sale of the Notes or the Subsidiary Guarantees to the registration requirements of Section 5 of the Securities Act.

     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes to pay down bank revolving, term and bridge loans and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1.00% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1.00% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of April 1, 2004, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries except as specifically set forth on such Schedule 5.15. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

     Section 5.16. Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its Subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any Material dealings or transactions, or is otherwise associated, with any such person. The Company and its Subsidiaries are in compliance, in all material respects, with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds from the sale of the Notes hereunder will be used, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

        Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

     Section 5.18. Environmental Matters. Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

          (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

     Section 5.19. Solvency.

          (a) Assets Greater Than Liabilities. The fair value of the business and assets of the Company and its Subsidiaries, taken as a whole on a consolidated basis, exceeds, as of, and immediately after giving effect to the transactions consummated on the date of the Closing, the liabilities of the Company and its Subsidiaries, taken as a whole on a consolidated basis, as of such time.

          (b) Meeting Liabilities. Immediately after giving effect to the transactions contemplated by this Agreement, the Notes and the other Financing Agreements, no Obligor:

          (i) will be engaged in any business or transaction, or about to engage in any business or transaction, for which its assets would constitute unreasonably small capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and section 548 of the Bankruptcy Code, in each case, of the United States of America); or

          (ii) will be unable to pay its debts as such debts mature.

          (c) Intent. No Obligor is entering into the Agreement, the Notes and the other Financing Agreements with any intent to hinder, delay, or defraud either current creditors or future creditors of such Obligor.

     Section 5.20. Collateral Documents. The Collateral Documents will create a valid Lien in and to the Collateral in favor of the Collateral Agent, subject to no prior Liens except Liens permitted under Section 10.3.

     Section 5.21. Ranking of Notes. The Company's obligations under the Financing Agreements will, upon issuance of the Notes, rank in right of payment at least pari passu, without preference or priority, with all of its other outstanding unsubordinated Debt and all unsubordinated trade obligations, except for Debt which is preferred as a result of being priority secured (but then only to the extent of such security) or by operation of law. Each Guarantor's obligations under the Subsidiary Guarantees will, upon issuance thereof, rank in right of payment pari passu, without preference or priority, with all of such Guarantor's other outstanding unsubordinated Debt and all unsubordinated trade obligations, except for Debt which is preferred as a result of being priority secured (but then only to the extent of such security) or by operation of law. Upon the issuance of the Notes on the date of Closing, NN Mexico, LLC and NN Arte S. de R.L. de C.V. will not be obligors or guarantors in respect of the Bank Indebtedness and no equity interests or note obligations thereof have been pledged to secure the Bank Indebtedness.

SECTION 6. REPRESENTATIONS OF THE PURCHASER.

     Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes and the Subsidiary Guarantees have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes or the Subsidiary Guarantees.

         Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29,
               1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions  of  Part  I(c)  and  (g) of the  QPAM  Exemption  are
               satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (d)  the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     If you or any subsequent transferee of the Notes indicates that you or such transferee are relying on any representation contained in paragraph (b), (c) or
(e) above, the Company shall deliver on the date of Closing and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in section 4975(e)(2) of the Internal Revenue Code of 1986, as amended), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this
Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7. INFORMATION AS TO OBLIGORS.

     Section 7.1. Financial and Business Information. The Obligors (other than NN Italy) shall deliver to each holder of Notes that is an Institutional
Investor:

     (a) Quarterly Statements -- within the earlier of (x) 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year) or (y) the date, if any, when the quarterly statements set forth below are delivered to any other lender to the Company, duplicate copies of:

          (i) a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter, and

          (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that (i) the above described financial statements shall be with respect to the Company and its Restricted Subsidiaries (and not the Company and its consolidated Subsidiaries) for any such quarterly fiscal period with respect to which the aggregate assets of all Unrestricted Subsidiaries exceed 5% of Consolidated Total Assets as of the end of such quarterly fiscal period, and (ii) so long as the requirements of the foregoing clause
          (i) are not applicable, delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

          (b) Annual Statements -- within the earlier of (x) 105 days after the end of each fiscal year of the Company or (y) the date, if any, when the annual statements set forth below are delivered to any other lender to the Company, duplicate copies of:

               (i)  a  consolidated   balance  sheet  of  the  Company  and  its
                    consolidated Subsidiaries, as at the end of such year, and

               (ii) consolidated  statements of income,  changes in consolidated shareholders' equity and cash flows of the Company and its consolidated Subsidiaries, for such year,

          setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that (i) the above described financial statements shall be with respect to the Company and its Restricted Subsidiaries (and not the Company and its consolidated Subsidiaries) for any such annual fiscal period with respect to which the aggregate assets of all Unrestricted Subsidiaries exceed 5% of Consolidated Total Assets as of the end of such annual fiscal period, and (ii) so long as the requirements of the foregoing clause (i) are not applicable, the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission (excluding those pertaining solely to Plans) and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the  taking  by the  PBGC  of  steps  to  institute,  or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii)any event,  transaction  or  condition  that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

               (iv) receipt of notice of the imposition of a Material  financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Foreign Plans;

               (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

               (g) Supplements -- promptly and in any event within five (5) Business Days after the execution and delivery of any Supplement, a copy thereof; and

               (h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of an Obligor to perform its or their obligations hereunder and under the Notes or under any other Financing Agreement as from time to time may be reasonably requested by any such holder of Notes.

     Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 through Section 10.7 hereof, inclusive, and Section 10.10 hereof during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence);

          (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and

          (c) Restricted Subsidiaries -- a list indicating which of the Company's Subsidiaries were Restricted Subsidiaries as of the end of the period covered by the financial statements then being furnished.

     Section 7.3. Inspection. The Obligors (other than NN Italy) shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries pursuant to this Section 7.3(b)), all at such times and as often as may be reasonably requested.

SECTION 8. PREPAYMENT OF THE SERIES A NOTES.

     Section 8.1. Required Prepayments. On April 26, 2008 and on each April 26 thereafter to and including April 26, 2013 the Company will prepay $5,714,285.71 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series A Notes pursuant to Section 8.2 or Section 8.3 the principal amount of each required prepayment of the Series A Notes becoming due under this Section 8.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series A Notes is reduced as a result of such prepayment.

     Section 8.2. Optional Prepayments with Series A Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series A Notes, in an amount not less than 10% of the aggregate principal amount of the Series A Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Series A Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Series A Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series A Notes to be prepaid on such date, the principal amount of each Series A Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Series A Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Series A Notes a certificate of a Senior Financial Officer specifying the calculation of such Series A Make-Whole Amount as of the specified prepayment date.

     Section 8.3. Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice (the "Change of Control Notice") of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to subparagraph (c) of this Section 8.3. Such Change of Control Notice shall contain and constitute an offer to prepay the Series A Notes as described in Section 8.3(c) hereof and shall be accompanied by the certificate described in Section 8.3(g).

     (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 30 days prior to such action it shall have given to each holder of Series A Notes written notice containing and constituting an offer to prepay Series A Notes as described in subparagraph (c) of this Section 8.3, accompanied by the certificate described in subparagraph (g) of this Section 8.3, and (ii) contemporaneously with such action, it prepays all Series A Notes required to be prepaid in accordance with this Section 8.3.

     (c) Offer to Prepay Notes. The offer to prepay Series A Notes contemplated by paragraph (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, the Series A Notes held by each holder (in this case only, "holder" in respect of any Series A Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such Change of Control Notice (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this
Section 8.3, such date shall be not less than 30 days and not more than 120 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).

     (d) Acceptance. A holder of Series A Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Series A Notes to respond to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute a rejection of such offer by such holder.

     (e) Prepayment. Prepayment of the Series A Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of the Series A Notes together with accrued and unpaid interest thereon. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this
Section 8.3.

     (f) Deferral Pending Change in Control. The obligation of the Company to prepay Series A Notes pursuant to the offers required by subparagraph (c) and accepted in accordance with subparagraph (d) of this Section 8.3 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control has not occurred on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on, the date on which such Change in Control occurs. The Company shall keep each holder of Series A Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change in Control shall be deemed rescinded).

     (g) Officer's Certificate. Each offer to prepay the Series A Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by the Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.3; (iii) the principal amount of each Series A Note offered to be prepaid (which shall be 100% of each such Series A Note); (iv) the interest that would be due on each Series A Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.3 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

     (h) Certain Definitions. "Change in Control" shall mean an event or series of events by which (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), shall become the "beneficial owner" (within the meaning of Rule 13d-3 and/or Rule 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares or other ownership interests, as the case may be, that such Person has the right to acquire without condition, other than the passage of time, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of thirty-five percent (35%) or more of the combined voting power of all securities of the Company entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency (other than the passage of time), or (b) during any period of up to twelve (12) consecutive months, individuals who at the beginning of such period were directors or managers of the Company shall cease for any reason to constitute a majority of the Board of Directors or managers of the Company. The foregoing definition shall be deemed amended to the extent that the provisions of Section 11.1.18 (or any successor provision thereto) of the Credit Agreement is amended from time to time (but not merely waived). During any period when the Bank Indebtedness does not grant remedies to the lenders thereunder in the event of a change in control, and during any period in which no Bank Indebtedness exists, the rights of the holders of the Notes to require prepayment pursuant to this Section 8.3 shall be suspended until such time, if any, as a replacement provision is included in the Bank
Indebtedness, in which event such provision shall be incorporated herein by reference.

     "Control Event" means:

     (i) the execution by the Company or an Affiliate of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

     (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

     (iii)the making of any written offer by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the outstanding equity of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

     (i) All calculations contemplated in this Section 8.3 involving the capital stock or other equity interest of any Person shall be made with the assumption that all convertible securities of such Person then outstanding and all convertible securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock or other equity interest of such Person were exercised at such time.

     Section 8.4. Allocation of Partial Prepayments In the case of each partial prepayment of the Series A Notes pursuant to Sections 8.1 and 8.2, the principal amount of the Series A Notes to be prepaid shall be allocated among all of the Series A Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

     Section 8.5. Maturity; Surrender, etc In the case of each prepayment of Series A Notes pursuant to Section 8.1 and 8.2, the principal amount of each Series A Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and, in the case of prepayment pursuant to Section 8.2, the applicable Series A Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Series A Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Series A Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series A Note shall be issued in lieu of any prepaid principal amount of any Series A Note.

     Section 8.6. Purchase of Notes. Each Obligor (other than NN Italy) will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Series A Notes except upon the payment or prepayment of the Series A Notes in accordance with the terms of this Agreement and the Series A Notes. Such Obligor will promptly cancel all Series A Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Series A Notes pursuant to any provision of this Agreement and no Series A Notes may be issued in substitution or exchange for any such Series A Notes.

     Section 8.7. Series A Make-Whole Amount. The term "Series A Make-Whole Amount" means, with respect to any Series A Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series A Note over the amount of such Called Principal, provided that the Series A Make-Whole Amount may in no event be less than zero. For the purposes of determining the Series A Make-Whole Amount, the following terms have the following meanings:

               "Called Principal" means, with respect to any Series A Note, the principal of such Series A Note that is to be prepaid pursuant to
          Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

               "Discounted Value" means, with respect to the Called Principal of any Series A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series A Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

               "Reinvestment Yield" means, with respect to the Called Principal of any Series A Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace page "PX1" on the Bloomberg Financial Markets Services Screen) for on-the-run actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15
          (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such series of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded (and on-the-run, in the case of page "PX1" on the Bloomberg Financial Markets Services Screen) U.S. Treasury security with a maturity closest to and greater than the Remaining Average Life and (2) the actively traded (and on-the-run, in the case of page PX1 on the Bloomberg Financial Markets Services Screen) U.S. Treasury security with a maturity closest to and less than the Remaining Average Life.

               "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

               "Remaining Scheduled Payments" means, with respect to the Called Principal of any Series A Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series A Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

               "Settlement Date" means, with respect to the Called Principal of any Series A Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

     The Obligors (other than NN Italy), jointly and severally, covenant that so long as any of the Notes are outstanding:

     Section 9.1. Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.2. Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     Section 9.5. Corporate Existence, etc. The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

     Section 9.6. Notes to Rank Pari Passu. The Notes and all other obligations under the Financing Agreements of the Obligors are and at all times shall remain direct and unsubordinated obligations of the Obligors party thereto ranking pari passu as against the assets of the related Obligor with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsubordinated Debt of the related Obligor (including Bank Indebtedness) which is not expressed to be subordinate or junior in rank to any other unsubordinated Debt of the Company.

     Section 9.7. Post-Closing Requirements. Within 30 days after the Intercreditor Agent, in accordance with instructions from Italian counsel, delivers the NN Italy share certificate to an appropriate civil law notary for notation, the Company shall (i) cause the Lien in favor of the Noteholder Collateral Agent on the shares of capital stock of NN Italy granted by NN Ireland to be noted upon the certificates representing such shares in accordance with Italian law, and (ii) deliver a legal opinion which is reasonably satisfactory to the holders from McCann

FitzGerald Solicitors with respect to perfecting Liens under Ireland law and Pavia e Ansaldo Studio Legale with respect to the perfection of such Lien under Italian law.

     Within thirty days after the date of Closing, the Company shall have caused the Lenders and the Administrative Agent under the Credit Agreement to enter into such agreements as may be reasonably required by the Required Holders to cause the certificate of deposit in the face amount of [GRAPHIC OMITTED]100,000 Deposit No. 4058980, issued by ABN AMRO, N.V., to the Company and subject to the provisions of the Certificate of Deposit Control Agreement dated July 23, 2003 to be subject to the Intercreditor Agreement for the pari passu benefit of the Lenders, as defined in the Intercreditor Agreement.

SECTION 10. NEGATIVE COVENANTS.

     The Obligors (other than NN Italy), jointly and severally, covenant that so long as any of the Notes are outstanding:

     Section 10.1. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     Section 10.2. Merger, Consolidation, etc. The Company shall not, and shall not permit any Restricted Subsidiary to, consolidate with or merge with any other corporation, limited liability company or limited partnership or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

          (a) in the case of any such transaction involving an Obligor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation, limited liability company or limited partnership organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or, in the case of any Obligor other than the Company, the jurisdiction of such Obligor's organization or any Permitted Jurisdiction and, if such Obligor is not such corporation, limited liability company or limited partnership, (i) such corporation, limited liability company or limited partnership shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of each respective Financing Agreement by which Obligor was bound and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

          (b) in the case of any such transactions involving a Restricted Subsidiary and not an Obligor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of such Restricted Subsidiary as an entirety, as the case may be, shall be a Restricted Subsidiary organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or in the jurisdiction of such Restricted Subsidiary's organization or any other Permitted Jurisdiction; and

          (c) in all cases, immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of an Obligor shall have the effect of releasing such Obligor or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

     The provisions of this Section 10.2 shall not prohibit an Asset Disposition permitted by Section 10.7.

     Section 10.3. Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary which do not constitute Collateral, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

         (a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

         (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

     (c) Liens (other than any Liens imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

     (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay (unless the underlying claim which is the subject of such attachment or judgment Lien is fully covered by a solvent insurer which has acknowledged liability therefor in writing);

     (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

     (f) Liens on property or assets of the Company or any of its Restricted Subsidiaries securing Debt owing to the Company or to another Obligor;

     (g) Liens existing on the date of this Agreement and securing the Debt of the Company and its Restricted Subsidiaries referred to in Schedule 5.15;

     (h) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) constituting fixed or capital assets acquired or constructed by the Company or a Restricted Subsidiary after the date of the Closing, provided that

          (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

          (ii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the fair market value (as determined in good faith by the board of directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction, and

          (iii) any such Lien shall be created  contemporaneously with or within
     the  period  ending  180  days  after  days  after,   the   acquisition  or
     construction of such property;

     (i) any Lien existing on property constituting fixed or capital assets of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property constituting fixed or capital assets acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Restricted Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

     (j) any Lien renewing, extending or refunding any Lien permitted by paragraphs (g), (h) or (i) of this Section 10.3, provided that (i) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

     (k) other Liens not otherwise permitted by paragraphs (a) through (j) securing Debt of the Company or a Restricted Subsidiary, provided that at the time of incurrence of such Lien and immediately after or any effect thereto, the Debt secured thereby is permitted by Section 10.4.

     The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any Collateral other than the Lien of the Bank Security and the Noteholder Security, in each case in accordance with, and subject to, the Intercreditor Agreement.

     Section 10.4. Incurrence of Certain Additional Debt.

     (a) Limitation on Funded Debt. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Funded Debt, other than:

     (i)  the Series A Notes;

     (ii) Funded Debt of the Company and its Restricted Subsidiaries outstanding as of March 31, 2004 and described on Schedule 5.15 together with renewals, extensions and refundings thereof without increase in principal amount; and

     (iii)additional Funded Debt of the Company and its Restricted Subsidiaries (including any additional series of Notes) provided that, on the date the Company or such Restricted Subsidiary becomes liable with respect to any such additional Funded Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt of the Company or any such Restricted Subsidiary, (x) Consolidated Funded Debt does not exceed 60% of Consolidated Total Capitalization and (y) any such additional Funded Debt constituting Priority Debt is permitted by
          Section 10.4(b).

     (b) Limitation on Priority Debt. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Priority Debt, unless on the date the Company or such Restricted Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt of the Company or any such Restricted Subsidiary, Priority Debt would not exceed 20% of Consolidated Adjusted Net Worth.

     (c) Time of Incurrence of Debt. For the purposes of this Section 10.4, any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

     Section 10.5. Consolidated Adjusted Net Worth. The Company will not, at any time, permit Consolidated Adjusted Net Worth to be less than the sum of (a) $70,000,000, plus (b) 25% of its aggregate Consolidated Net Income (but only if a positive number) for the period beginning on January 1, 2004 ending at the end of the then most recently completed fiscal quarter.

     Section 10.6. Fixed Charges Coverage Ratio. The Company will not permit the Fixed Charges Coverage Ratio to be less than 2.00 to 1.00, determined at the end of each quarterly fiscal period of the Company for the four fiscal quarter period ending on such date of determination, taken as a single accounting period.

     Section 10.7. Sale of Assets, etc. The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Asset Disposition unless:

          (a) in the good faith opinion of the Company or Restricted Subsidiary making the Asset Disposition, the Asset Disposition is in exchange for consideration having a fair market value at least equal to that of the property exchanged;

          (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

          (c) immediately after giving effect to such Asset Disposition, the Company could incur at least $1.00 of additional Funded Debt pursuant to
     Section 10.4(a); and

          (d) the sum of (i) the Disposition Value of the property subject to such Asset Disposition, plus (ii) the aggregate Disposition Value for all other property that was the subject of an Asset Disposition during the period of 365 days immediately preceding such Asset Disposition would not exceed 25% of Consolidated Total Assets determined as of the end of the most recently ended calendar month preceding such Asset Disposition.

To the extent that the Net Proceeds Amount consisting of cash for any Transfer to a Person other than an Affiliate of the Company or Subsidiary is applied to a Debt Prepayment Application or applied or committed to be applied to a Property Reinvestment Application and is in fact applied within one year after such Transfer, then such Transfer (or, if less than all such Net Proceeds Amount is applied as contemplated hereinabove, the pro rata percentage thereof which corresponds to the Net Proceeds Amount so applied), only for the purpose of determining compliance with subsection (d) of this Section 10.7 as of any date, shall be deemed not to be an Asset Disposition.

     Section 10.8. Maintenance of Parity. (a) In the event the Company has any Subsidiary which is a direct obligor of, or bound by or subject to a Guaranty for the benefit of, any lender, the Company shall cause such Subsidiary (except for NN Europe), concurrently with such Subsidiary becoming liable as an Obligor or under such other Guaranty, to execute and deliver a Subsidiary Guarantee and to deliver a Pledged Note, together with appropriate instruments of assignment attached thereto, duly executed in blank by the Company, as applicable, or the appropriate Guarantor, as the case may be; provided, however, that no Subsidiary shall be obligated to execute and deliver a Subsidiary Guarantee to the extent that, and so long as, (i) such Subsidiary Guarantee would not be permitted under applicable law and (ii) such Subsidiary has not delivered a Guaranty for the benefit of the Bank Indebtedness. In the event (i) changes in applicable law permit NN Europe to become a Guarantor hereunder and (ii) NN Europe has guaranteed other Bank Indebtedness, NN Europe shall promptly execute and deliver a Subsidiary Guarantee hereunder and, thus, become party to this Agreement and to the Intercreditor Agreement. Each Guarantor shall be and remain a Restricted Subsidiary.

     (b) In the event the Company has any Subsidiary which has pledged or granted any lien in respect of any of its assets or properties to secure any of the Bank Indebtedness, the Company shall cause such Subsidiary (except for NN Europe), concurrently with such Subsidiary pledging or granting such Lien, to execute and deliver a Pledge Agreement, provided, however, that such Subsidiary shall not be so obligated to execute and deliver a Pledge Agreement to the extent that, and so long as, (i) such Pledge Agreement would not be permitted under applicable law and (ii) such Subsidiary has not delivered a Pledge Agreement for the benefit of the Bank Indebtedness. In the event (i) changes in applicable law permit NN Europe to become a Pledgor hereunder and (ii) NN Europe has delivered a Pledge Agreement for the benefit of other Bank Indebtedness, NN Europe shall promptly execute and deliver a Pledge Agreement hereunder and, thus, become party to this Agreement and to the Intercreditor Agreement. Each Pledgor shall be and remain a Restricted Subsidiary. Notwithstanding the foregoing provisions of this Section 10.8(b), in the event the Company requests, at the expense of the Company, the holders of the Notes to release the Lien of a Pledge Agreement, the holders of the Notes shall enter into such instruments of direction, reasonably requested by the Company, directing the Noteholder Collateral Agent to release the lien of such Pledge Agreement if, at the time of any such release and immediately after giving effect thereto, (i) the Collateral subject to such Pledge Agreement shall not be subject to any Liens and (ii) no Default or Event of Default shall exist.

     (c) The Company shall not, at any time, permit NN Europe to have any material assets or operations other than the ownership by NN Europe of the outstanding equity of Subsidiaries of NN Europe and activities reasonably related to such ownership.

     Section 10.9. Nature of Business. The Company will not and will not permit any of its Subsidiaries to, engage in any business if, as a result, when taken as a whole, the general nature of the businesses in which the Company and the Subsidiaries are engaged would be substantially changed from a general nature of the business in which the Company and the Subsidiaries are engaged in on the date of this Agreement.

     Section 10.10. Leverage Ratio. The Obligors shall not permit the Leverage Ratio to be greater than 3.5 to 1.00, determined at the end of each quarterly fiscal period of the Company for the four fiscal quarter period ending on such date of determination, taken as a single accounting period.

SECTION 11. EVENTS OF DEFAULT.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note or any amount payable pursuant to Section 13 for more than five Business Days after the same becomes due and payable; or

          (c) (i) the Company defaults in the performance of or compliance with any term contained in Sections 10.2 through 10.7, inclusive or Section
     10.10 or (ii) any Guarantor defaults in the performance of any term in any Subsidiary Guarantee; or

          (d) any Obligor defaults in the performance of or compliance with any term contained herein or any other Financing Agreement (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 Business Days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11) provided, however, that the period to cure any such default of, or non-compliance with, the requirements of Section 7.1(a) or (b) resulting from the Company's inability to file any quarterly or annual report with the Securities and Exchange Commission shall be the earlier of (x) sixty (60) Business Days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving a notice of default from any holder of a Note or (y) the date, if any, when the financial statements meeting the requirements set forth in Section 7.1(a) or (b) are delivered to any other lender to the Company; or

          (e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of an Obligor in any Financing Agreement or in any writing

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

     furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $5,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $5,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment, or
     (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Debt as a result of the failure by the Company or a Restricted Subsidiary to pay principal, premium or interest on such Debt; or

          (g) any Financing Agreement shall cease to be a legal, valid and binding agreement enforceable against the Obligor thereunder, in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective rights, titles, interest, remedies, powers or privileges intended to be created thereby including, without limitation, a determination by any Governmental
     Authority or court that such Financing Agreement is invalid, void or unenforceable in any material respect or any party thereto shall contest or deny the validity or enforceability of any of its obligations under such Financing Agreement; or

          (h) the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

          (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Restricted Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Restricted Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

          (j) any event occurs with respect to the Company or any Restricted Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in paragraph (h) or (i) above, provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in paragraph (g) or (h) above; or

          (k) a final judgment or judgments for the payment of money in excess of $5,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal and are not insured by a solvent insurance company which has acknowledged liability for such judgment in writing; or

          (l) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, (vii) the Company or any Subsidiary fails to administer or maintain a Foreign Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Foreign Plan is involuntarily terminated or wound up or (viii) the Company or any ERISA Affiliate becomes subject to the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Foreign Plans; and any such event or events described in clauses (i) through (viii) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.


As used in Section 11(l), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

     Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder of Notes at the time outstanding affected by such Event of Default may at any time, at its option, by notice or notices to the Company, declare all the Notes held by it to be immediately due and payable.

     Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or in any other Financing Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     Section 12.4. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13. TAX INDEMNIFICATION.

     All payments whatsoever under the Financing Agreements will be made by the Obligors in lawful currency of the United States of America free and clear of, and without liability or withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a "Taxing Jurisdiction"), unless the withholding or deduction of such Tax is compelled by law.

     If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by any Obligor under the Financing Agreements, the Obligors will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of the Financing Agreements after such deduction, withholding or payment (including without limitation any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of the Financing Agreements before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

          (a) any Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof, including without limitation such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for an Obligor, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of the Financing Agreements are made to, the Taxing Jurisdiction imposing the relevant Tax;

          (b) any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by the Company) in the filing with the relevant Taxing Jurisdiction or otherwise of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes and that in the case of any of the foregoing would not result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, provided that such holder shall be deemed to have satisfied the requirements of this clause (b) upon the good faith completion and submission of such Forms as may be specified in a written request of the Company no later than 60 days after receipt by such holder of such written request (and if such Forms are required pursuant to the laws of any jurisdiction other than the United States of America or any political subdivision thereof, such written request shall be accompanied by such Forms in the English language or with an English translation thereof); or

          (c) any combination of clauses (a) and (b) above;

and provided, further, that in no event shall an Obligor be obligated to pay such additional amounts to any holder of a Note registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and the Company shall have used its commercially reasonable efforts to give timely notice of such law or interpretation to such holder.

     By acceptance of any Note, the holder of such Note agrees that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by the Company all such forms, certificates, documents and returns provided to such holder by the Company (collectively, together with instructions for completing the same, "Forms") required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States and such Taxing Jurisdiction and

(y) provide the Company with such information with respect to such holder as the Company may reasonably request in order to complete any such Forms, provided that nothing in this Section 13 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to the Company or mailed to the appropriate taxing authority, whichever is applicable, within 60 days following a written request of the Company (which request shall be accompanied by copies of such Form and English translations of any such Form not in the English language) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

     If any payment is made by an Obligor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by such Obligor pursuant to this Section 13, then, if such holder at its reasonable discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to such Obligor such amount as such holder shall, in its reasonable discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (b) above) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.

     The Company will furnish the holders of Notes, promptly and in any event within 60 days after the date of receipt of the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid by the Company of any Tax in respect of any amounts paid under the Financing Agreements (or if such original tax receipt is not available or must legally be kept in the possession of such Obligor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

     If an Obligor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the filing of one or more forms, then such holder shall, as soon as practicable after receiving written request from the Company (which shall specify in reasonable detail and supply the forms to be filed) use reasonable efforts to complete and deliver such forms to or as directed by the Company.

The obligations of the Obligors under this Section 13 shall survive the payment or transfer of any Note and the provisions of this Section 13 shall also apply to successive transferees of the Notes.

SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     Section 14.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     Section 14.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note of the same series. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee of a Note, or purchaser of a participation therein, shall, by its acceptance of such Note be deemed to make the same representations to the Company regarding the Note or participation as you and the Other Purchasers have made pursuant to Section 6.2, provided that such entity may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such entity of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     Section 14.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $25,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 15. PAYMENTS ON NOTES.

     Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Citibank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     Section 15.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 15.2.

SECTION 16. EXPENSES, ETC.

     Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors (other than NN Italy) will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note or the Noteholder Collateral Agent in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of any Financing Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation:
(a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under any Financing Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes or any other Financing Agreement, or by reason of being a holder of any Note including, in each case described in this clause (a), the costs and expenses of the Noteholder Collateral Agent, (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by any Financing Agreement and (c) the cost and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information and all subsequent annual and interim filings of documents and financial information related to this Agreement, with the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization succeeding to the authority thereof. The Obligors (other than NN Italy) will pay, and will save you and each other holder of a Note and the Noteholder Collateral Agent harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

     Section 16.2. Certain Taxes. The Obligors (other than NN Italy) agree to pay all stamp, documentary or similar taxes which may be payable in respect of the execution and delivery or the enforcement of the Financing Agreements or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in any applicable jurisdiction or in respect of any amendment of, or waiver or consent under or with respect to, the Financing Agreements and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax required to be paid by the Obligor hereunder.

     Section 16.3. Survival. The obligations of the Company under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of any Financing Agreement, and the termination of any Financing Agreement.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of the Financing Agreements, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to any Financing Agreement shall be deemed representations and warranties of such Obligor under such Financing Agreement. Subject to the preceding sentence, the Financing Agreements embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18. AMENDMENT AND WAIVER.

     Section 18.1. (a) Requirements. This Agreement, the Notes and the other Financing Agreements may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that
(a) no amendment or waiver of any of the provisions of Sections 1, 2, 3, 4, 5, 6, 13, 22 or 24 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 11(a), 11(b), 12, 13, 18, 21 or 24 hereof.

     (b) Supplements. Notwithstanding anything to the contrary contained herein, the Company may enter into any supplement providing for the issuance of one or more series of Additional Notes consistent with Sections 2.2 and 4.13 hereof without obtaining the consent of any holder of any other series of Notes.

        Section 18.2. Solicitation of Holders of Notes.

     (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding whether or not such holder consented to such waiver or amendment.

     (c) Consent in Contemplation of Transfer. Any consent made pursuant to this
Section 18 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been so effected or granted but for such consent (and the consent of all other holders of Notes that were acquired under the same or similar conditions shall be void and of no force or effect except solely as to such holder.

     Section 18.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     Section 18.4. Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

     (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

     (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing,

     (iii)if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing, or

     (iv) if to any of the Guarantors, "c/o NN, Inc." at the Company's address set forth in the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 19 will be deemed given only when actually received.

     Each document, instrument, financial statement, report, notice or other communication delivered in connection with the Financing Agreements shall be in English or accompanied by an English translation thereof.

     The Financing Agreements have been prepared and signed in English and the parties hereto agree that the English version hereof and thereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in any jurisdiction.

SECTION 20. REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21. CONFIDENTIAL INFORMATION.

     For the purposes of this Section 21, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under
Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21),
(vi) any federal or state  regulatory  authority having  jurisdiction  over you,
(vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, and (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee or any other holder that shall have previously delivered such a confirmation), such holder will confirm in writing that it is bound by the provisions of this Section 21 and providing the Company assurances that such holder will enter into further agreements with language no more burdensome on the holder than the language contained in this Section 21 as reasonably requested by the Company in order to comply with Regulation FD of the Securities and Exchange Commission.

SECTION 22. SUBSTITUTION OF PURCHASER.

     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
22), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 23. SUBSIDIARY GUARANTEE.

     Section 23.1. Subsidiary Guarantee. Each of the Guarantors (other than NN Italy) hereby unconditionally and irrevocably, jointly and severally, guarantees to the Noteholder Collateral Agent and the holders the due and punctual payment and performance of all of the Obligations, in each case as and when the same shall become due and payable, whether at maturity, by acceleration, mandatory prepayment or otherwise, according to their terms. In case of failure by a Principal Obligor of any Obligation punctually to pay or perform such Obligation, each of the Guarantors hereby unconditionally and irrevocably agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity, by prepayment, declaration or otherwise, and to cause such performance to be rendered punctually as and when due, in the same manner as if such payment or performance were made by such

Principal Obligor. This guarantee is and shall be a guarantee of payment and performance and not merely of collection.

     Section 23.2. Maximum Subsidiary Guarantee Liability. (a) Each Guarantor's respective obligations hereunder and under the other Financing Agreements shall be in an amount equal to, but not in excess of, the maximum liability permitted under Applicable Bankruptcy Law (the "Maximum Subsidiary Guarantee Liability"). To that end, but only to the extent such obligations otherwise would be subject to avoidance under Applicable Bankruptcy Law if any Guarantor is deemed not to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder or under the other Financing Agreements, each such Guarantor's respective obligations hereunder and under the other Financing Agreements shall be reduced to that amount which, after giving effect thereto, would not render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to be deemed to have intended to incur debts), beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under Applicable Bankruptcy Law. As used herein, the terms "insolvent" and "unreasonably small capital" likewise shall be determined in accordance with Applicable Bankruptcy Law. This Section 23.2 is intended solely to preserve the rights of the holders and the Noteholder Collateral Agent hereunder and under the other Financing Agreements to the maximum extent permitted by Applicable Bankruptcy Law, and neither the Guarantors nor any other Person shall have any right or claim under this Section
23.2 that otherwise would not be available under Applicable Bankruptcy Law.

     (b) Each Guarantor agrees that the Guaranteed Obligations at any time and from time to time may exceed the Maximum Subsidiary Guarantee Liability of such Guarantor, and may exceed the aggregate Maximum Subsidiary Guarantee Liability of all Guarantors hereunder, without impairing this Subsidiary Guarantee or affecting the rights and remedies of the holders and the Noteholder Collateral Agent.

     (c) Without limiting the foregoing provisions of this Section 23.2, the maximum amount of NN Ireland's liability hereunder shall be the sum of (i) the aggregate principal amount of any advances made by the Company or Subsidiary to NN Ireland which are used exclusively for the purposes of NN Ireland's business operations in Ireland, (ii) interest with respect to such amount and (iii) any and all expenses incurred by the Noteholder Collateral Agent or any holder in endeavoring to collect and/or enforce the obligations of NN Ireland under this Agreement.

     (d) Without limiting the foregoing provisions of this Section 23.2, the maximum amount of liability of NN Netherlands B.V. and NN Holdings B.V. (each a "Dutch Guarantor") under this Note Purchase Agreement shall be an amount equal to, but not in excess of, the maximum liability that such Dutch Guarantor could validly assume under this Note Purchase Agreement in accordance with the Dutch Ultra Vires Rules. For the purpose of this subclause the term "Dutch Ultra Vires Rules" refers to the rules of Dutch law concerning acts by a legal entity that cannot be conducive to the realization of such entity's objects (in Dutch: doeloverschrijding).
                                       46

     Section 23.3. Contribution. In the event any Guarantor party hereto or NN Italy (a "Funding Guarantor") shall make any payment or payments under this Subsidiary Guarantee or under the Italian Subsidiary Guarantee with respect to the Guaranteed Obligations or shall suffer any loss as a result of any realization upon any of its property granted as Collateral under any Financing Agreement, each other Guarantor (each, a "Contributing Guarantor") shall contribute to such Funding Guarantor an amount equal to such Contributing Guarantor's "Pro Rata Share" of such payment or payments made, or losses suffered, by such Funding Guarantor. For the purposes hereof, each Contributing Guarantor's Pro Rata Share with respect to any such payment or loss by a Funding Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (a) such Contributing Guarantor's Maximum Subsidiary Guarantee Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) to (b) the aggregate Maximum Subsidiary Guarantee Liability of all Guarantors party hereto and NN Italy (including such Funding Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder). Nothing in this Section 23.3 shall affect each Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Guarantor's Maximum Subsidiary Guarantee Liability). Each Guarantor covenants and agrees that its right to receive any contribution hereunder from a Contributing Guarantor shall be subordinate and junior in right of payment to all the Guaranteed Obligations.

     Section 23.4. Subsidiary Guarantee Unconditional. The obligations of each Guarantor under this Section 23 shall be continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation of the Company under this Agreement or any other Financing Agreement, by operation of law or otherwise;

          (b) any modification or amendment or supplement to this Agreement or any other Financing Agreement;

          (c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any Obligation of the Company under this Agreement or any other Financing Agreement;

          (d) any change in the existence, structure or ownership of the Company, any Guarantor, or any insolvency, bankruptcy, reorganization or other similar case or proceeding affecting the Company, any Guarantor, or any of their respective assets, or any resulting release or discharge of any Obligation of the Company under this Agreement or any other Financing Agreement;

          (e) the existence of any claim, set-off or other right that any Guarantor at any time may have against the Company, the Noteholder Collateral Agent, any holder or any other Person, regardless of whether arising in connection with this Agreement or any other Financing Agreement;

          (f) any invalidity or unenforceability relating to or against the Company for any reason of the whole or any provision of this Agreement or any other Financing Agreement or any provision of Applicable Bankruptcy Law purporting to prohibit the payment or performance by the Company of any Obligation, or the payment by the Company of any other amount payable by it under this Agreement or any other Financing Agreement; or

          (g) any other act or omission to act or delay of any kind by the Company, the Noteholder Collateral Agent, any holder or any other Person or any other circumstance whatsoever that might but for the provisions of this
     Section 23.4 constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 23.

     Section 23.5. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor's obligations under this Section 23 shall remain in full force and effect so long as any Obligations are unpaid, outstanding or unperformed. If at any time any payment of the Obligations or any other amount payable by the Company under this Agreement or the other Financing Agreements is rescinded or otherwise must be restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, each Guarantor's obligations under this Section 23 with respect to such payment shall be reinstated at such time as though such payment had become due but not been made at such time.

     Section 23.6. Waiver. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, notice of any breach or default by the Company and any other notice not specifically provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company or any other Person or any Collateral granted as security for the Obligations or the Guaranteed Obligations. Each Guarantor hereby specifically waives any right to require that an action be brought against the Company or any other Principal Obligor with respect to the Obligations. Each Guarantor hereby specifically waives any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or might otherwise operate as a discharge of such Guarantor

     Section 23.7. Waiver of Reimbursement, Subrogation, Etc. Each Guarantor hereby waives to the fullest extent possible as against the Company and its assets any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, exoneration or any other similar claim, right, cause of action or remedy that otherwise would arise out of such Guarantor's performance of its obligations to any Noteholder Collateral Agent or any holder under this Section 23. The preceding waiver is intended by the Guarantors, the Noteholder Collateral Agent or any holder to be for the benefit of the Company or any of its successors and permitted assigns as an absolute defense to any action by any Guarantor against the Company or its assets that arises out of such Guarantor's having made any payment to the any Noteholder Collateral Agent or any holder with respect to any of the Guaranteed Obligations.

        Section 23.8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company under this Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Noteholder Collateral Agent as directed by Required Holders.

     Section 23.9. Subordination of Indebtedness. Any indebtedness of the Company for borrowed money now or hereafter owed to any Guarantor is hereby subordinated in right of payment to the payment by the Company of the Obligations, and if a default in the payment of the Obligations shall have occurred and be continuing, any such indebtedness of the Company owed to any Guarantor, if collected or received by such Guarantor, shall be held in trust by such Guarantor for the holders of the Obligations and be paid over to the Noteholder Collateral Agent for application in accordance with this Agreement and the other Financing Agreements.

     Section 23.10. Certain Releases. Provided that no Default or Event of Default has occurred and is continuing or would result therefrom:

          (a) in the event that any asset sale permitted under Section 10.7 consists in whole or in part of the sale of all of the capital stock of (or other ownership interests in) a Subsidiary that is owned by the Company or any other Subsidiary of the Company, upon the request of the Company the Noteholder Collateral Agent shall release the Subsidiary whose stock (or other ownership interests) has (have) been sold from any duties and obligations to the holder pursuant to this Agreement and the other Financing Agreements to which such Subsidiary may be a party, provided that at the times of such request and release any Debt evidenced by a Pledged Note made by such Subsidiary has been fully satisfied; and

          (b) in connection with any other asset sale permitted under Section 10.7, upon the request of the Company the Noteholder Collateral Agent shall execute and deliver any instruments reasonably required to release the assets sold from the Liens, if any, of the Financing Agreements.

     Section 23.11. Third Party Beneficiary. Notwithstanding anything herein to the contrary, NN Italy shall have all of the rights, benefits and entitlements set forth in Section 23.3 hereof as a third party beneficiary.

SECTION 24. MISCELLANEOUS.

     Section 24.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     Section 24.2. Jurisdiction and Process; Waiver of Jury Trial. (a) The Obligors irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, City of New York, over any suit, action or proceeding arising out of or relating solely to the Financing Agreements. To the fullest extent permitted by applicable law, the Obligors irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          (b) The Obligors agree, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 24.2(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

          (c) The Obligors consent to process being served in any suit, action or proceeding solely of the nature referred to in Section 24.2(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 19, to Corporation Service Company, as its agent for the purpose of accepting service of any process in the United States. The Obligors agree that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

          (d) Nothing in this Section 24 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Obligors in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

          (e) Kugelfertigung Eltmann GmbH, NN Italy, NN Ireland, NN Netherlands B.V., NN Holdings B.V. and NN Slovakia, each hereby irrevocably appoint Corporation Service Company to receive for it, and on its behalf, service of process in the United States under the Financing Agreements to which it is a party.

          (f) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

        Section 24.3. Obligation to Make Payment in Dollars. Any payment on account of an amount that is payable under the Financing Agreements in U.S. Dollars which is made to or for the account of any holder of Notes in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of the Obligors, shall constitute a discharge of the obligation of the Obligors under the Financing Agreements only to the extent of the amount of U.S. Dollars which such holder purchases in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London

Banking Day following receipt of the payment first referred to above. If the amount of U.S. Dollars so purchased is less than the amount of U.S. Dollars originally due to such holder, the Obligors agree to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in the Financing Agreements, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under the Financing Agreements or under any judgment or order. As used herein the term "London Banking Day" shall mean any day other than Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.

     Section 24.4. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     Section 24.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 24.6. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     Section 24.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by all, of the parties hereto.

     Section 24.8. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                Very truly yours,

                                NN, INC.


                                By /s/ David L. Dyckman
                                   ---------------------------------------------
                                   Name:  David L. Dyckman
                                   Title:    Vice President


                                GUARANTORS:

                                INDUSTRIAL MOLDING GP, LLC, a Delaware
                                  limited liability company



                                By:  /s/ David L. Dyckman
                                    -------------------------------------------
                                    Name:  David L. Dyckman
                                    Title: Manager


                                INDUSTRIAL MOLDING LP, LLC, a Tennessee
                                  limited liability company


                                By: /s/ William C. Kelly, Jr.
                                    -------------------------------------------
                                    Name:  William C. Kelly, Jr.
                                    Title: Manager

                                INDUSTRIAL MOLDING GROUP, L.P.,
                                  a Tennessee limited partnership

                                By:Industrial Molding GP, LLC, a Delaware
                                   limited liability company, its general
                                   partner


                                By:  /s/ David L. Dyckman
                                     -------------------------------------------
                                     Name:  David L. Dyckman
                                     Title: Manager


                                THE DELTA RUBBER COMPANY, a Connecticut
                                  corporation


                                By:  /s/ David L. Dyckman
                                     -------------------------------------------
                                     Name:  David L. Dyckman
                                     Title:     Vice President


                                KUGELFERTIGUNG ELTMANN GmbH, a German Company


                                By: /s/ Dirk Offergeld
                                    --------------------------------------------
                                    Name:  Dirk Offergeld
                                    Title:    Managing Director


                                By: /s/ Wolfgang Bartel
                                    --------------------------------------------
                                    Name:  Wolfgang Bartel
                                    Title:     Managing Director


                                NN EUROBALL IRELAND LIMITED, an Irish company



                                By:  /s/ David L. Dyckman
                                     -------------------------------------------
                                     Name:  David L. Dyckman
                                     Title:     Authorized Signatory

                                NN NETHERLANDS B.V., a Dutch company


                                     By:  /s/ David L. Dyckman
                                          --------------------------------------
                                     Name:  David L. Dyckman
                                     Title: Director


                                NN HOLDINGS B.V., a Dutch company



                                      By:  /s/ David L. Dyckman
                                           -------------------------------------
                                      Name:  David L. Dyckman
                                      Title: Authorized Representative/Managing
                                             Director of NN Netherlands B.V.



                                NN SLOVAKIA S.R.O., a Slovakian company



                                       By:  /s/ Nicola Trombetti
                                            ------------------------------------
                                       Name:  Nicola Trombetti
                                       Title:   Director, for and on behalf of
                                                NN Slovakia, s.r.o.

The foregoing is hereby agreed to as of the date thereof.

                                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                                    By /s/ Billy Greer
                                       -----------------------------------------
                                      Name: Billy Greer
                                      Title:   Vice President

The foregoing is hereby agreed to as of the date thereof.

                              GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

                              By: Prudential Private Placement Investors, L.P., as Investment Advisor
                              By: Prudential Private Placement Investors, Inc., as General Partner


                              By  /s/ Billy Greer
                                  ----------------------------------------------
                                  Name:  Billy Greer
                                  Title:   Vice President

The foregoing is hereby agreed to as of the date thereof.

                               AMERICAN BANKERS LIFE ASSURANCE
                               COMPANY OF FLORIDA, INC.

                               By: Prudential Private Placement Investors, L.P.,
                                   as Investment Advisor
                               By: Prudential Private Placement Investors, Inc.,
                                   as General Partner


                               By /s/ Billy Greer
                                  ----------------------------------------------
                                  Name:  Billy Greer
                                  Title:   Vice President

The foregoing is hereby agreed to as of the date thereof.

                               FARMERS NEW WORLD LIFE INSURANCE COMPANY

                               By: Prudential Private Placement Investors, L.P.,
                                   as Investment Advisor
                               By: Prudential Private Placement Investors, Inc.,
                                   as General Partner


                               By  /s/ Billy Greer
                                   ---------------------------------------------
                                   Name:  Billy Greer
                                   Title:    Vice President

The foregoing is hereby agreed to as of the date thereof.

                               FORTIS BENEFITS INSURANCE COMPANY

                               By: Prudential Private Placement Investors, L.P.,
                                   as Investment Advisor
                               By: Prudential Private Placement Investors, Inc.,
                                   as General Partner


                               By  /s/ Billy Greer
                                   ---------------------------------------------
                                   Name:  Billy Greer
                                   Title:    Vice President

                       INFORMATION RELATING TO PURCHASERS
                                                          PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                             NOTES TO BE PURCHASED
THE PRUDENTIAL INSURANCE COMPANY                            $20,000,000
  OF AMERICA
c/o Prudential Capital Group
1170 Peachtree Street, Suite 500
Atlanta, GA  30309
Facsimile:  (404) 870-3741

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NN, Inc., 4.89% Senior Notes, Series A, due April 26, 2014, PPN 629337 A* 7, principal, premium or interest") to:

         The Bank of New York
         New York, New York
         ABA #021-000-018
         For credit to:  Account Number 890-0304-391

Notices

All notices and communications (including copies of all notices relating to payments) to be addressed as first provided above to the attention of the Managing Director.

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

         The Prudential Insurance Company of America
         c/o Prudential Investment Management, Operations & Systems Gateway Center Two, 10th Floor
         100 Mulberry Street
         Newark, New Jersey 07102
         Attention:  Manager, Billings and Collections
         Facsimile:  (973) 802-8055

         Recipient of telephonic prepayment notices:

         Manager, Trade Management Group
         Phone Number:  (973) 802-4222
         Facsimile:  (973) 802-9425


                                   SCHEDULE A
                          (to Note Purchase Agreement)

Name of Nominee is which Notes are to be issued:  None

Taxpayer I.D. Number:  22-1211670

                                                            PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                              NOTES TO BE PURCHASED
GENERAL ELECTRIC CAPITAL ASSURANCE                               $10,350,000
  COMPANY
c/o Prudential Private Placement Investors, L.P.
4 Gateway Center
100 Mulberry Street
Newark, NJ  07102
Attention:  Albert Trank, Managing Director
Telephone:  (973) 802-8608
Facsimile:  (973) 624-6432

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NN, Inc., 4.89% Senior Notes, Series A, due April 26, 2014, PPN 629337 A* 7, principal, premium or interest") to:

         The Bank of New York
         ABA #021000018
         Beneficiary:  IOC566 or GLA111566
         Attn: PP P&I Department
         Ref:  General Electric Capital Assurance Company - PRU, Account #127948

Notices

All notices and communications (including copies of all notices relating to payments) to be addressed as first provided above.

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

         State Street
         Account:  General Electric Capital Assurance Company
         801 Pennsylvania
         Kansas City, MO  64105
         Attn:  Klaus Diem
         Telephone:  (816) 691-8646
         Facsimile:  (816) 691-5593
         geam@statestreetkc.com (preferred delivery method) with a copy to:

         Bank of New York
         P.O. Box 19266
         Newark, NJ  07195
         Attn:  PP P&I Department
         Ref: General Electric Capital Assurance Company, Account #127948, NN, Inc., 4.89% Senior Notes, Series A, due April 26, 2014,
         PPN 629337 A* 7

Name of Nominee in which Notes are to be issued:  Hare & Co

Taxpayer I.D. Number:  91-6027719

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                              NOTES TO BE PURCHASED
AMERICAN BANKERS LIFE ASSURANCE COMPANY                          $3,600,000
 OF FLORIDA, INC.
c/o Prudential Private Placement Investors, L.P.
4 Gateway Center
100 Mulberry Street
Newark, NJ  07102
Attention:  Albert Trank, Managing Director
Telephone:  (973) 802-8608
Facsimile:  (973) 624-6432

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NN, Inc., 4.89% Senior Notes, Series A, due April 26, 2014, PPN 629337 A* 7, principal, premium or interest") to:

         JP Morgan Chase Bank
         ABA #021000021
         Account No.:  900-9000168
         Account Name:  JP Morgan Chase
         For further credit to Account No.: G09888
         Account Name:  ABLAC - Prudential Private Placements

Notices

All notices and communications (including copies of all notices relating to payments) to be addressed as first provided above.

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

         JP Morgan Chase Bank
         Investor Services
         3 Chase Metrotech Center
         North America Insurance, 5S5
         Brooklyn, NY  11245
         Attention:  Anna Marie Mazza
         Telephone:  (718) 242-5399
         Facsimile:  (718) 242-8328
         and

         Fortis, Inc.
         One Chase Manhattan Plaza
         New York, NY  10005
         Attention:  Kevin P. Mahoney
                      AVP, Investment Accounting & Treasury Operations
         Telephone:  (212) 859-7184
         Facsimile:  (212) 859-7043

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  59-0676017

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                              NOTES TO BE PURCHASED
FARMERS NEW WORLD LIFE
INSURANCE COMPANY                                                   $3,050,000
c/o Prudential Private Placement Investors, L.P.
4 Gateway Center
100 Mulberry Street
Newark, NJ  07102
Attention:  Albert Trank, Managing Director
Telephone:  (973) 802-8608
Facsimile:  (973) 624-6432
E-mail:  albert.trank@prudential.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NN, Inc., 4.89% Senior Notes, Series A, due April 26, 2014, PPN 629337 A* 7, principal, premium or interest") to:

         JPMorgan Chase Bank
         New York, NY
         ABA No.:  021000021
         Account No.:  900-9000-168
         Account Name:  Farmers Insurance
         Ref: PTFS
         For further credit to P58834 New World Life

Notices

All notices and communications (including copies of all notices relating to payments) to be addressed as first provided above.

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

         Jim DeNicholas - Director, Investment Operations/Accounting and Laszlo Heredy - Vice President & Chief Investment Officer Farmers Insurance Company 4680 Wilshire Blvd., 4th Floor Los Angeles, CA 90010 and

         Joann Bronson - Director, Investments & Separate Accounts and Oscar Tengtio - Vice President & Chief Financial Officer Farmers New World Life Insurance Company 3003 77th Avenue Southeast, 5th Floor Mercer Island, WA 98040-2837

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  91-0335750

                                                             PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                             NOTES TO BE PURCHASED
FORTIS BENEFITS INSURANCE COMPANY                                $3,000,000
c/o Prudential Private Placement Investors, L.P.
4 Gateway Center
100 Mulberry Street
Newark, NJ  07102
Attention:  Albert Trank, Managing Director
Telephone:  (973) 802-8608
Facsimile:  (973) 624-6432

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NN, Inc., 4.89% Senior Notes, Series A, due April 26, 2014, PPN629337 A* 7, principal, premium or interest") to:

         M&I Marshall & Illsley Bank
         Milwaukee, WI
         ABA No.:  075000051
         DDA Account No.:  27006
         Account Name:  General Trust Fund
         For further credit to Account No.:  89-0035-76-9
         Account Name:  Fortis Benefits Prudential Private Placements

Notices

All notices and communications (including copies of all notices relating to payments) to be addressed as first provided above.

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

         Marshall & Illsley Trust Company
         1000 North Water Street
         Milwaukee, WI  53202
         Attention:  Kim Palleon
         Telephone:  (414) 287-7084
         Facsimile:  (414) 287-7125
         and

         Fortis, Inc.
         One Chase Manhattan Plaza
         New York, NY  10005
         Attention:  Kevin P. Mahoney
                      AVP, Investment Accounting & Treasury Operations
         Telephone:  (212) 859-7184
         Facsimile:  (212) 859-7043

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  81-0170040

                                  DEFINED TERMS

     Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement.

     Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Additional Notes" is defined in Section 2.2.

     "Additional Purchasers" means the purchasers of Additional Notes.

     "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "Applicable Bankruptcy Law" shall mean, with respect to any Guarantor, Title 11 of the United States Code, and any other laws governing bankruptcy, suspension of payments, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency and any other similar laws applicable to such Guarantor.

     "Asset Acquisition" shall mean (a) any Investment by the Company or any of its Subsidiaries in any other Person pursuant to which such Person shall become a Subsidiary of the Company or any of its Subsidiaries or shall be merged with the Company or any of its Subsidiaries or (b) any acquisition by the Company or any of its Subsidiaries of the assets of any Person that constitute substantially all of an operating unit or business of such Person.

                                   SCHEDULE B
                          (to Note Purchase Agreement)

         "Asset Disposition" means any Transfer except:

          (a)  any

               (i) Transfer from a Restricted Subsidiary to the Company or an Obligor; and

               (ii) Transfer from the Company to an Obligor.

so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; and

          (b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Restricted Subsidiaries or that is obsolete.

     "Bank Indebtedness" shall mean and include the Credit Agreement dated as of May 1, 2003 by and between the Company, NN Europe, various subsidiaries of the Company party thereto, various lenders party thereto, AmSouth Bank as administrative agent and Suntrust Bank as documentation agent and euro loan agent as amended, modified, renewed, extended, replaced or refinanced from time to time (the "Credit Agreement") and, in any event, shall include the primary bank facilities of the Company and of NN Europe.

     "Bank Security" shall have the meaning ascribed to such term in the Intercreditor Agreement.

     "Business Day" means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, or Johnson City, Tennessee are required or authorized to be closed.

     "Capital Lease" means, at any time, a lease which in accordance with GAAP would be capitalized on the lessee's balance sheet.

     "Capital Lease Obligations" means, with respect to any person and any Capital Lease, the amount of the obligation of such person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such person.

     "Closing" is defined in Section 3.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Collateral" shall mean and include all property or assets of any Obligor which is subject to a Lien securing any obligations of such Obligor under any Financing Agreements.

     "Collateral Agreements" shall mean and include each Pledge Agreement and any other pledge agreement, security agreement, or other collateral document evidencing the granting of any Lien by an Obligor on any of its property or assets to secure obligations of any Obligor under any Financing Agreement.

     "Company" means NN, Inc., a Delaware corporation, or any successor that becomes such in accordance with Section 10.2.

     "Confidential Information" is defined in Section 21.

     "Consolidated Adjusted Net Worth" means, as of the date of any determination thereof, stockholders' equity of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP plus (but without duplication and only to the extent excluded or deducted from stockholders' equity) any goodwill on the Company's balance sheet as of December 31, 2003 which is subsequently written off.

     "Consolidated Cash Flow" means, for any period, Consolidated Net Income (reduced by the amount, if any, of non-recurring non-cash gains during such period) plus all amounts deducted in the computation thereof on account of (i) taxes imposed on or measured by income or excess profits, (ii) the depreciation and amortization taken during such period, (iii) Consolidated Fixed Charges and
(iv) other non-recurring non-cash charges. Consolidated Cash Flow shall be adjusted retroactively to give effect to earnings or losses of any other Person the assets of which have been acquired substantially as an entity by purchase, merger, consolidation or otherwise after the beginning of such period and such acquisition is completed prior to the end of such period and, if less than substantially all of the assets of such other Person are being or have been so acquired, and such assets constitute substantially all of the assets theretofore employed by such Person in a divisional, branch or other unit operation, the earnings determined to be properly attributable to the assets so acquired may be so included.

     "Consolidated  Fixed Charges" means, with respect to any period, the sum of
(a) Interest Charges for such period and (b) Long-Term Lease Rentals of the Company and its Restricted Subsidiaries for such period. Consolidated Fixed Charges shall be adjusted retroactively to give effect to the leases of real and personal property and the Debt of any business entity (or all or substantially all of its assets) acquired during the period of determination by the Company or any Restricted Subsidiary and shall be computed as though (i) such leases of real and personal property of such business entity (or all or substantially all of its assets) so acquired had been in effect, (ii) such Debt of such business entity so acquired had been owed by the Company or (iii) such business entity had been a Restricted Subsidiary, as the case may be, throughout the applicable period. "Consolidated Fixed Charges" shall not be reduced by any savings proposed or projected as a result of any acquisition during the period of determination.

                                   SCHEDULE B
                          (to Note Purchase Agreement)

     "Consolidated Funded Debt" means, as of any date of determination, the total of all Funded Debt of the Company and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

     "Consolidated Section 10.10 Indebtedness" shall mean, for the Company and its Subsidiaries on a consolidated basis, all Section 10.10 Indebtedness that constitutes (a) indebtedness for borrowed money or for notes, debentures or other debt securities, (b) notes payable and drafts accepted representing extensions of credit regardless of whether the same represent obligations for borrowed money, (c) reimbursement obligations in respect of letters of credit issued for the account of the Company or a Subsidiary thereof (including any such obligations in respect of any drafts drawn thereunder), (d) liabilities for all or any part of the deferred purchase price of property or services, (e) liabilities secured by any Lien on any property or asset owned or held by the Company or any of its Subsidiaries regardless of whether the Section 10.10 Indebtedness secured thereby shall have been assumed by or is a primary obligation of the Company or such Subsidiary, (f) Capital Lease Obligations, (g) Off-Balance Sheet Liabilities, and (h) without duplication, all Contingent Obligations the primary obligation of which is Indebtedness of the type described in clauses (a) through (g) above; provided, however, that Consolidated
Section 10.10 Indebtedness shall not include any unsecured current liabilities incurred in the ordinary course of business and not represented by any note, bond, debenture or other instrument.

     "Consolidated Net Income" means, with reference to any period, the consolidated net income of the Company and its Restricted Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP, provided that there shall be excluded:

          (a) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

          (b) the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar cash distributions, and

          (c) extraordinary gains or losses of the Company and its Restricted Subsidiaries as determined in accordance with GAAP.

     "Consolidated Total Assets" means, at any time, the total assets of the Company and its Restricted Subsidiaries which would be shown on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with GAAP.

     "Consolidated Total Capitalization" means, at any time, an amount equal to the sum of (i) Consolidated Adjusted Net Worth plus (ii) Consolidated Funded Debt.

     "Contingent Obligations" shall mean, as to any Person, any contingent obligation calculated in conformity with GAAP, and in any event shall include (without duplication) all indebtedness, obligations or other liabilities of such Person guaranteeing or in effect guaranteeing the payment or performance of any indebtedness, obligation or other liability, whether or not contingent (collectively, the "primary obligations"), of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any indebtedness, obligation or other liability of such Person, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss with respect thereto.

     "Contributing Guarantor" is defined in Section 23.3.

     "Credit Agreement" is defined in the definition of "Bank Indebtedness."

     "Debt" with respect to any Person means, at any time, without duplication,

          (a) its liabilities for borrowed money;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

          (e) any Guaranty of such Person or letter of credit of such Person, with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

"Debt" of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. "Debt" of any Person shall not include (i) such obligations of the character described in clauses (a) through (d) above, if owed or made by the Company or any Restricted Subsidiary to the Company or any other Restricted Subsidiary or (ii) any unfunded obligations which may now or hereafter exist in respect of pension, retirement or other similar plans of the Company or any Subsidiary.

     "Debt Prepayment Application" means, with respect to any Transfer of property, the application by the Company or its Subsidiaries of cash in an amount equal to the Net Proceeds Amount (or portion thereof) with respect to such Transfer to pay Senior Debt of the Company or any Subsidiary (other than Senior Debt in respect of any revolving credit or similar credit facility providing the Company or any of its Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt).

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" means with respect to the Series A Notes that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in the Series A Notes or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its "base" or "prime" rate. "Default Rate" with respect to any other series of Notes shall have the meaning ascribed to such term in the related Supplement.

     "Disposition Value" means, at any time, with respect to any property

          (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

          (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

     "Dollars" or "$" or "U.S. Dollars" means lawful money of the United States of America.

     "EBITDA" shall mean, for the Company and its Subsidiaries on a consolidated basis for any period, after giving Pro Forma Effect to any Asset Acquisition made during such period, the sum of Section 10.10 Consolidated Net Income, plus
Section 10.10 Interest Expense,  plus any
provision for taxes based on income or
profits that was deducted in computing Section 10.10 Consolidated Net Income, plus depreciation, plus amortization of intangible assets and other non-recurring non-cash charges.

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "Event of Default" is defined in Section 11.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal, for each day of such period, to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for each day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York.

     "Financing Agreement" or "Financing Agreements" shall mean and include this Agreement, the Other Agreements, the Notes, the Subsidiary Guarantees and the Collateral Agreements, as amended or modified from time to time.

     "Fixed Charges Coverage Ratio" means, at any time, the ratio of (a) Consolidated Cash Flow for the four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Consolidated Fixed Charges for such period.

     "Foreign Plan" means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by an Obligor or any Subsidiary primarily for the benefit of employees of such Obligor or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

     "Funded Debt" means all Debt of the Company or any Subsidiary which would, in accordance with GAAP, constitute long term Debt including:

          (a) any Debt with a maturity of more than one year after the creation of such Debt,

          (b) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which pursuant to its terms would constitute long term Debt in accordance with GAAP,

          (c) any Capital Lease Obligations, and

          (d) any Guaranty with respect to Funded Debt of any other Person (but without duplication of any of the foregoing).

Notwithstanding anything to the contrary contained herein, any Debt outstanding under a revolving credit or similar facility providing for borrowings which are paid down for a period of at least 30 consecutive days during any 12 month period (and not merely refinanced with a short term credit facility) will not be deemed to constitute Funded Debt.

     "Funding Guarantor" is defined in Section 23.3.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means

          (a)  the government of

               (i) the United States of America or any State or other political subdivision thereof, or

               (ii) any  jurisdiction  in which the  Company  or any  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b)  any   entity   exercising   executive,   legislative,   judicial,
               regulatory or administrative functions of, or pertaining to, any such government.

     "Guaranteed Obligations" shall mean all the Obligations of the Company guaranteed by the Guarantors pursuant to the Subsidiary Guarantees.

     "Guarantors" shall mean and include all existing and future Subsidiaries, including, but not limited to, Industrial Molding GP, LLC , Industrial Molding LP, LLC, Industrial Molding Group, L.P., The Delta Rubber Company,
Kugelfertigung Eltmann GmbH, NN Italy, NN Ireland, NN Netherlands B.V., NN Holdings B.V. and NN Slovakia, s.r.o., a limited liability company organized under the laws of the Slovak Republic, having its registered office at Kukucinova 2346, 024 01 Kysucke Nove Mesto, Slovak Republic, Identification No. 36 407 241
but excluding any Subsidiary which is not required to deliver a Subsidiary Guarantee pursuant to Section 4.11 or Section 10.8. As of the date of Closing, NN Europe is not a Guarantor.

     "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such Debt or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

          (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "holder" or "Holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Intercreditor Agreement" means the Intercreditor Agreement dated April 26, 2004 among AmSouth Bank, as the Bank Agent and Intercreditor Agent, Wells Fargo Bank, NA as the Noteholder Agent and the "Lenders" as defined therein.

     "Interest Charges" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with
GAAP): (a) all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capital Leases) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

     "Investment" shall mean the making of any loan, advance, extension of credit or capital contribution to, or the acquisition of any stock, bonds, notes, debentures or other obligations or securities of, or the acquisition of any other interest in or the making of any other investment in, any Person.

     "Italian Subsidiary Guarantee" shall mean, collectively, the Letter Agreement executed by NN Italy and the letter of acceptance from the Noteholder Collateral Agent, substantially in the form of Exhibit 10.8(a) hereto, pursuant to which NN Italy guarantees to the Noteholder Collateral Agent and the holders the performance of the Obligations of the Company in an amount not in excess of Euro 20,000,000.

     "Leverage Ratio" shall mean, for the Company and its Subsidiaries on a consolidated basis, as of any date of determination, after giving Pro Forma Effect to any Asset Acquisition made during such period, the ratio of Consolidated Section 10.10 Indebtedness to EBITDA.

     "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "Long Term Lease Rentals" means, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases) having a term (including terms of renewal or extension at the option of the lessor or the lessee, whether or not such option has been exercised) expiring more than 1 year after the commencement of the initial term, excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee.

     "Make-Whole Amount" means and includes (i) the Series A Make-Whole Amount, and (ii) with respect to any other series of Notes, any make-whole or premium applicable thereto.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of an Obligor to perform its obligations under the Notes or any other Financing Agreement, or
(c) the validity or enforceability of a Financing Agreement.

     "Maximum Subsidiary Guarantee Liability" shall mean the maximum liability hereunder and under the Italian Subsidiary Guarantee of the respective Guarantors permitted by Applicable Bankruptcy Law as provided in Section 23.2 hereto and in the Italian Subsidiary Guarantee.

     "Memorandum" is defined in Section 5.3.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "Net Proceeds Amount" means, with respect to any Transfer of any property by the Company or any Restricted Subsidiary, an amount equal to the difference of:

          (a) the aggregate amount of consideration (valued at the fair market value thereof by the Company or such Restricted Subsidiary in good faith) received by the Company or such Subsidiary in respect of such Transfer minus

          (b) all  ordinary  and  reasonable  out-of-pocket  costs and  expenses
     actually  incurred  by  the  Company  or  such  Restricted   Subsidiary  in
     connection with such Transfer.

     "NN Europe" shall mean NN Europe ApS, a Danish limited liability company, and its successors.

     "NN Ireland" shall mean NN Euroball Ireland Limited, an Irish company.

     "NN Italy" shall mean Euroball S.p.A., an Italian company.

     "NN Slovakia" is defined in the definition of "Guarantors" in Schedule B.

     "Noteholder Collateral Agent" means Wells Fargo Bank Northwest, N.A.

     "Noteholder Security" shall have the meaning ascribed to such term in the Intercreditor Agreement.

     "Notes" is defined in Section 1.

     "Obligations" shall mean, as to any Person, all Section 10.10 Indebtedness, obligations and other liabilities of such Person of any kind and description owing to the Noteholder Collateral Agent or the holders pursuant to the provisions of this Agreement, the Notes and the other Financing Agreements, howsoever evidenced or acquired, whether now existing or hereafter arising, due or not due, absolute or contingent, liquidated or unliquidated, direct or indirect, express or implied, whether owed individually or jointly with others.

     "Obligors" shall mean and include the Company and each Guarantor and each Pledgor.

     "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "Off-Balance Sheet Liabilities" of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, (iii) any Synthetic Lease Obligation or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.

     "Operating Lease" shall mean, as to any Person, any lease of property (whether real, personal or mixed) by such Person as lessee that is not a Capital Lease.

     "Other Agreements" is defined in Section 2.

     "Other Purchasers" is defined in Section 2.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Permitted Jurisdiction" shall mean the United States of America or any member country of the European Union as of the date of Closing (excluding Greece or Spain).

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Pledge   Agreements"  shall  mean  and  include  each  security  agreement delivered by an Obligor securing any obligations of any Obligor under any Financing Agreement.

     "Pledged Notes" shall have the meaning given such term in the Pledge Agreements.

     "Pledgor" shall mean and include the Company and any Subsidiary, as the case may be, as grantor or pledgor under any Pledge Agreement. As of the date of Closing, NN Europe is not a Pledgor.

     "Principal Obligor" shall mean, with respect to a specific indebtedness or obligation, the Person creating, incurring, assuming or suffering to exist such indebtedness or obligation without becoming liable for same as a surety or guarantor.

     "Priority Debt" means the sum of (a) all Debt of the Company secured by Liens other than Liens permitted by Section 10.3(a) through (j), and (b) all Debt of Restricted Subsidiaries (except Debt held by the Company or another Restricted Subsidiary) other than (i) Debt of any Guarantor which either (A) is subject to the Intercreditor Agreement or another sharing agreement which is reasonably satisfactory to the Required Holders or (B) consists of Guarantees of such Guarantor of the Debt of Persons which are not Subsidiaries of such Guarantor and (ii) Debt of NN Europe not in excess of (euro)25,000,000.

     "Pro Forma Effect" shall mean, in making any calculation hereunder to which such term is applicable, including any calculation necessary to determine whether the Company is in compliance with Section 10.10 or whether a Default would result from any Asset Acquisition, (a) any Asset Acquisition made during the most recent twelve (12) month period (the "Reference Period") ending on and including the date of determination (the "Calculation Date") shall be assumed to have occurred on the first day of the Reference Period, (b) Consolidated Section
10.10 Indebtedness, and the application of proceeds therefrom, incurred or to be incurred in connection with any Asset Acquisition made or to be made during the Reference Period shall be assumed to have arisen or occurred on the first day of the Reference Period, (c) there shall be excluded any Section 10.10 Interest Expense in respect of Consolidated Section 10.10 Indebtedness outstanding during the Reference Period that was or is to be refinanced with proceeds of Section
10.10 Indebtedness incurred or to be incurred in connection with any Asset Acquisition made or to be made during the Reference Period, (d) Section 10.10 Interest Expense in respect of Consolidated Section 10.10 Indebtedness bearing a floating rate of interest and assumed to have been incurred on the first day of the Reference Period shall be calculated on the basis of the average rate in effect for loans bearing interest at the greater of (i) the fluctuating rate of interest per annum from time to time established by AmSouth Bank as its "prime rate," regardless of whether published or publicly announced, or (ii) the fluctuating rate of interest per annum equal to 1/2 of one percentage point (0.5%) in excess of the Federal Funds Rate in effect from time to time throughout the period such Consolidated Section 10.10 Indebtedness is assumed to be outstanding, and (e) Section 10.10 Rent Expense shall include actual Section
10.10 Rent Expense incurred by any Person, operating unit or business acquired during the Reference Period, plus Section 10.10 Rent Expense projected for the twelve (12) month period following the date of actual incurrence thereof in respect of any Operating Lease entered into or to be entered into in connection with any Asset Acquisition made during the Reference Period, which projected
Section 10.10 Rent Expense shall be deemed to have been incurred on the first day of the Reference Period.

     "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "Property Reinvestment Application" means, with respect to any Transfer of property, the application of the Net Proceeds Amount (or a portion thereof) with respect to such Transfer to the acquisition by the Company or any Restricted Subsidiary of operating assets of the Company or any Subsidiary to be used in the business of such person.

     "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "Required Holders" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

     "Restricted Subsidiary" means and includes each Guarantor and (a) each Subsidiary designated as a "Restricted Subsidiary" on Schedule 5.4 hereto and
(b) each Unrestricted Subsidiary of the Company designated by either (i) resolution of the Board of Directors of the Company or (ii) by written election by the chief executive officer of the Company, to be a "Restricted Subsidiary" hereunder, provided, that, (A) such Subsidiary shall be consolidated for the purposes of financial reporting, (B) such Subsidiary has not previously been designated as a Restricted Subsidiary more than once and (C) promptly upon any such designation of an Unrestricted Subsidiary to be a Restricted Subsidiary, the Company shall give written notice thereof to each holder of Notes, which notice shall contain a copy of the relevant resolutions of the Board of
Directors designating such Subsidiary as a Restricted Subsidiary and shall contain a certification by a Responsible Officer to the effect that no Default or Event of Default existed at the time of such designation or immediately after giving effect thereto. Any Restricted Subsidiary may thereafter be designated to be an Unrestricted Subsidiary hereunder by resolution of the Board of Directors of the Company, provided, that, (1) such Subsidiary has not previously been designated as an Unrestricted Subsidiary more than once and (2) promptly upon any such designation of a Restricted Subsidiary to be an Unrestricted Subsidiary, the Company shall give written notice thereof to each holder of Notes, which notice shall contain a copy of the relevant resolutions of the Board of Directors designating such Subsidiary as an Unrestricted Subsidiary and shall contain a certification by a Responsible Officer to the effect that no Default or Event of Default existed at the time of such designation or immediately after giving effect thereto.

     "Section 10.10 Consolidated Net Income" means for the Company and its Subsidiaries on a consolidated basis for any period, the net income (or loss) after taxes of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, deemed in conformity with GAAP, subject to customary exclusions with respect to extraordinary and non-recurring items.

     "Section 10.10 Indebtedness" shall mean, as to any Person, all items that in conformity with GAAP would be shown on the balance sheet of such Person as a liability and in any event shall include (without duplication and regardless of whether such items would be shown on the balance sheet of such Person) (a) indebtedness for borrowed money or for notes, debentures or other debt securities, (b) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(c) reimbursement obligations in respect of letters of credit issued for the account of such Person (including any such obligations in respect of any drafts drawn thereunder), (d) liabilities for all or any part of the deferred purchase price of property or services, (e) liabilities secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by or is a primary liability of such Person, (f) Capital Lease Obligations, (g) Contingent Obligations, and (h) Off-Balance Sheet Liabilities.

     "Section 10.10. Interest Expense" shall mean, as to any Person for any period, the aggregate interest expense and amortization of deferred loan costs of such Person and its Subsidiaries on a consolidated basis for such period (calculated without regard to any limitations on the payment thereof), imputed interest on Capital Leases, commissions, discounts and other fees and charges owed with respect to letters of credit and unused commitments and net costs under interest rate protection agreements, all as determined in conformity with GAAP.

     "Section 10.10 Rent Expense" shall mean, as to any Person for any period, the aggregate rent and lease expenses recorded by such Person and its Subsidiaries on a consolidated basis in conformity with GAAP pursuant to any Operating Lease.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Senior Debt" means and includes (i) any Debt of the Company owing to any Person which is not a Restricted Subsidiary or Affiliate and which is not expressed to be junior or subordinate to any other Debt of the Company and (ii) Debt of any Restricted Subsidiary due and owing to any Person other than the Company, another Restricted Subsidiary or an Affiliate.

     "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

     "Series A Make-Whole Amount" is defined in Section 8.7.

     "Series A Notes" is defined in Section 1.

     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Subsidiary Guarantee" shall mean and include (a) as to each Guarantor other than NN Italy, the obligations of the Guarantors pursuant to this Agreement including Section 23, as amended or modified or restated or supplemented (by joinder agreement in Exhibit 10.8(b) or otherwise) from time to time and (b) as to NN Italy, the Italian Subsidiary Guarantee dated as of the date hereof from NN Italy to the Noteholder Collateral Agent and the holders, as amended or modified or restated or supplemented (by joinder agreement or otherwise) from time to time, each as satisfactory in form and substance to the Required Holders.

     "Subsidiary Stock" means, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

     "Supplement" is defined in Section 2.2.

     "Synthetic Lease" shall mean a lease transaction under which the parties intend that (i) the lease will be treated as an "operating lease" by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended and
(ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

     "Synthetic Lease Obligations" shall mean, with respect to any Person, the sum of (i) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication,
(ii) all rental and purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term.

     "Tax"  means  any  tax  (whether   income,   documentary,   sales,   stamp,
registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding.

     "Taxing Jurisdiction" is defined in Section 13.

     "Transfer" means, with respect to any Person, any transaction in which such person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock.

     "Unrestricted Subsidiary" shall mean a Subsidiary which is not a Restricted Subsidiary.

     "U.S. Obligors" shall mean and include the Company and each Obligor organized under the laws of the United States or any State thereof.

                               SUBSIDIARIES OF THE
                              COMPANY AND OWNERSHIP
                               OF SUBSIDIARY STOCK

                           PERCENTAGE OWNERSHIP OF STOCK OR OTHER EQUITY                          JURISDICTION OF
       SUBSIDIARY          INTERESTS BY NN, INC. AND THE SUBSIDIARIES                              INCORPORATION

Industrial Molding GP,     NN,  Inc.  has  a  100%  ownership  interest,   representing  a  100%        Delaware
LLC                        distribution interest.

Industrial Molding LP,     Industrial   Molding   GP,  LLC  has  a  100%   ownership   interest,       Tennessee
LLC                        representing a 100% distribution interest.

Industrial Molding         Industrial Molding GP, LLC has a 1% ownership interest,  representing       Tennessee
Group, L.P.                a 1% distribution interest.

                           Industrial Molding LP, LLC has a 99% ownership interest, representing a 99% distribution interest.

The Delta Rubber Company   NN, Inc. has a 100% ownership  interest in the outstanding  shares of      Connecticut
                           The Delta Rubber Company.

NN Mexico, LLC*            NN,  Inc.  has  a  100%  ownership  interest,   representing  a  100%        Delaware
                           distribution interest.

NN Arte S. de R.L. de      NN  Mexico,  LLC has a 99%  ownership  interest,  representing  a 99%         Mexico
C.V. *                     distribution interest.

                           Industrial Molding LP, LLC has a 1% ownership interest, representing a 1% distribution interest.

NN Europe ApS              NN,  Inc.  owns 100% of the 125,000  outstanding  shares of NN Europe        Denmark
                           ApS.

Kugelfertigung Eltmann     NN  Netherlands  B.V. has a 100% ownership  interest,  representing a        Germany
GMBH                       100% distribution interest.

Euroball S.p.A.            NN  Europe  ApS  has  a  90%   ownership   interest  in  the  688,000         Italy
                           outstanding shares of Euroball S.p.A.  (619,200),  representing a 90%
                           distribution interest.

                           NN Euroball Ireland Limited has a 10% ownership interest in the 688,000 outstanding shares of Euroball S.p.A. (68,800), representing a 10% distribution interest.

NN Euroball Ireland        NN  Europe  ApS  has a  100%  ownership  interest  in  the  8,877,299        Ireland
Limited                    outstanding  shares of NN Euroball  Ireland  Limited,  representing a
                           100% distribution interest.

                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)

NN Netherlands B.V.        NN Europe  ApS has a 100%  ownership  interest,  representing  a 100%      Netherlands
                           distribution interest.

NN Holdings B.V.           NN  Netherlands  B.V.  holds 179 of the 180  outstanding  shares,  or      Netherlands
                           99.5%.

                           NN Euroball Ireland Limited holds 1 of the 180 outstanding shares, or 0.5%.

NN Slovakia                NN Holdings B.V. has a 100% ownership  interest,  representing a 100%        Slovakia
                           distribution interest.

* Denotes an Unrestricted Subsidiary. All other Subsidiaries are Restricted Subsidiaries.

















                                     5.4-2

                   AFFILIATES OF NN, INC. AND ITS SUBSIDIARIES

None.


                   NN, INC.'S DIRECTORS AND SENIOR MANAGEMENT

DIRECTORS

Roderick R. Baty, Michael D. Huff, James L. Earsley, Michael E. Werner,
G. Ronald Morris, Steven T. Warshaw and Robert M. Aiken, Jr.

EXECUTIVE OFFICERS OF THE COMPANY

Roderick R. Baty                  Chairman of the Board, Chief Executive Officer
                                    and President

Frank T. Gentry, III              Vice President - Manufacturing

Robert R. Sams                    Vice President - Market Services

David L. Dyckman                  Vice President - Corporate Development
                                    and Chief Financial Officer

William C. Kelly, Jr.             Treasurer, Secretary and Chief
                                    Administrative Officer

SENIOR OFFICERS OF SUBSIDIARIES

Dario Galetti                     Managing Director, NN Europe, and
                                    Vice President

Paul Fortier                      General Manager of The Delta Rubber Company

Calvin Leach                      General Manager of Industrial Molding Corp.


            LIENS ON STOCK OR OTHER EQUITY INTERESTS OF SUBSIDIARIES

     1. NN, Inc.'s ownership of the outstanding capital stock of NN Europe ApS is subject to a lien in favor of AmSouth Bank, as Administrative Agent, pursuant to that certain Stock Pledge and Security Agreement, dated as of May 1, 2003, by and between NN, Inc. and AmSouth Bank, which pledge secures NN, Inc.'s obligations under the Bank Indebtedness.

     2. NN Europe ApS's ownership of the outstanding capital stock of Euroball S.p.A. is subject to a lien in favor of AmSouth Bank, as Administrative Agent, pursuant to that certain Stock Pledge and Security Agreement, dated as of May 1, 2003, by and between NN Europe ApS and AmSouth Bank, which pledge secures NN Europe ApS's obligations under the Bank Indebtedness.

                                     5.4-3

     3. NN Europe ApS's ownership of the outstanding capital stock of NN Euroball Ireland Limited is subject to a lien in favor of AmSouth Bank, as Administrative Agent, pursuant to that certain Stock Pledge and Security Agreement, dated as of May 1, 2003, by and between NN Europe ApS and AmSouth Bank, which pledge secures NN Europe ApS's obligations under the Bank Indebtedness.

     4. NN Euroball Ireland Limited's ownership of the outstanding capital stock of NN Euroball S.p.A. is subject to a lien in favor of AmSouth Bank, as Administrative Agent, pursuant to that certain Stock Pledge and Security Agreement, dated as of May 1, 2003, by and between NN Euroball Ireland Limited and AmSouth Bank, which pledge secures NN Euroball Ireland Limited's guarantee obligations under the Bank Indebtedness.

                 AGREEMENTS RESTRICTING SUBSIDIARY DISTRIBUTIONS

     1. Section 9.5 of the Credit Agreement, dated as of May 1, 2003, as amended from time to time, by and among NN, Inc., NN Europe ApS, Subsidiaries now or becoming Guarantors thereto, AmSouth Bank and SunTrust Bank, limits Restricted Payments, which include some dividends from Subsidiaries.

     2. NN Euroball Ireland Limited's ability to pay dividends is limited by that certain Agreement, dated as of October 10, 1997, with the Industrial Development Agency (Ireland).

















                                     5.4-4

                                 DESCRIPTION OF
                              FINANCIAL STATEMENTS
                             DELIVERED TO PURCHASERS

     1. The consolidated balance sheet of NN, Inc. and its Subsidiaries as of December 31, 2003, and the related consolidated statements of income, shareholders' equity and cash flows for the fiscal year then ended, together with the opinion of PricewaterhouseCoopers LLP with respect thereto, and the unaudited consolidating balance sheet of NN, Inc. and its Subsidiaries as of the end of such fiscal year and the unaudited consolidating statement of income of NN, Inc. and its Subsidiaries for such fiscal year.


























                               SCHEDULE 5.5
                          (to Note Purchase Agreement)

                               DESCRIPTION OF DEBT
                 OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES
                              AS OF MARCH 31, 2004


(A)  EXISTING DEBT AND CONTINGENT OBLIGATIONS

     (I)  Debt

          1. Obligations of NN, Inc., as Domestic Borrower, NN Europe ApS, as Euro Borrower, and existing and future Subsidiaries, as Guarantors, pursuant to the Credit Agreement, dated as of May 1, 2003, as amended from time to time, by and among NN, Inc., NN Europe ApS, the existing and future Subsidiaries, AmSouth Bank and Sun Trust Bank (the "Credit Agreement"). Pursuant to Amendment No. 2, the term loan maturity date was changed from May 1, 2008 to September 30, 2007.

          2. Bridge Loans in the aggregate amount of $4,600,000 from AmSouth Bank to NN, Inc.

          3. Three (3) Bank Guarantee Agreements executed by NN Netherlands B.V. as of April 28, 2003 for the benefit of ABN Amro Bank, N.V., in connection with ABN Amro's guarantee of NN Netherlands B.V.'s lease payments under the following lease agreements: (i) Lease Agreement by and between SKF B.V. (lessee) and B.V. Beleggingsmaatschappij en Handelsonderneming "De Vallei" (lessor), dated November 28, 2000, regarding the main office building in Veenendaal, at Groenveldselaan (Guarantee Agreement guarantees lease payments in the amount of (euro)46,240.50 or, converted at the exchange rate of 1.0964 as of April 29, 2003, $50,698.08); (ii) Lease Agreement by and between SKF B.V. (lessee) and B.V. Beleggingsmaatschappij en Handelsonderneming "De Vallei" (lessor), dated December 12, 2000, regarding the warehouse in Veenendaal, at Smalle Zijde (Guarantee Agreement guarantees lease payments in the amount of (euro)40,635.63 or, converted at the exchange rate of 1.0964 as of April 29, 2003, $44,552.90); and (iii) Lease Agreement by and between SKF B.V. (lessee) and B.V. Beleggingsmaatschappij en Handelsonderneming "De Vallei" (lessor), dated February 21, 2001, regarding the new building for the technical services department located next to the building of B&S Special Tools B.V. in Veenendaal, at Smalle Zijde (Guarantee Agreement guarantees lease payments in the amount of (euro)22,420.32 or, converted at the exchange rate of
     1.0964 as of April 29, 2003, $24,581.64).

          4. NN, Inc.  Elective  Deferred  Compensation  Plan dated February 26,
     1999.

          5. Sublease Agreement between FAG Komponenten AG and Kugelfertigung Eltmann GmbH dated July 25, 2000.



                                  SCHEDULE 5.15
                          (to Note Purchase Agreement)

     (II) Contingent Obligations

          1. Obligations of the Guarantors under the Bank Indebtedness.

          2. Obligation of NN Euroball Ireland Limited (f/k/a NN Ball & Roller Limited) under the Agreement, dated as of October 10, 1997, with the Industrial Development Agency (Ireland).

          3. Obligations of NN, Inc. pursuant to the Indemnity Agreements, dated as of August 7, 2003, with the following Officers and Directors of NN, Inc. and its Subsidiaries:

          Directors:
             Robert M. Aiken, Jr.                          Steven T. Warshaw
             Michael E. Werner                             Michael D. Huff
             James L. Earsley                              Roderick R. Baty

          Officers:
             Roderick R. Baty                              David L. Dyckman
             William C. Kelly, Jr.                         Frank T. Gentry III
             Robert R. Sams                                Paul Fortier
             Dario Galetti                                 Calvin Leach

          4. Obligations of NN, Inc. pursuant to the Indemnity Agreement, dated as of July 27, 2000, with Richard D. Ennen, former director of NN, Inc.

          5. Pursuant to that certain Indemnification Letter from NN, Inc. to SKF, dated as of April 14, 2003, obligations of NN, Inc. to indemnify SKF's obligations under the following three (3) lease agreements: (i) Lease Agreement by and between SKF B.V. (lessee) and B.V. Beleggingsmaatschappij en Handelsonderneming "De Vallei" (lessor), dated November 28, 2000, regarding the main office building in Veenendaal, at Groenveldselaan; (ii) Lease Agreement by and between SKF B.V. (lessee) and B.V. Beleggingsmaatschappij en Handelsonderneming "De Vallei" (lessor), dated December 12, 2000, regarding the warehouse in Veenendaal, at Smalle Zijde; and (iii) Lease Agreement by and between SKF B.V. (lessee) and B.V. Beleggingsmaatschappij en Handelsonderneming "De Vallei" (lessor), dated February 21, 2001, regarding the new building for the technical services department located next to the building of B&S Special Tools B.V. in Veenendaal, at Smalle Zijde.

          6. Obligation of Euroball S.p.A. under the SANPAOLO IMI S.p.A. guaranty in the amount of (euro)420,000.00.

                                     5.15-2

(B)  LIENS

          1. NN, Inc.'s ownership of the outstanding capital stock of NN Europe ApS is subject to a lien in favor of AmSouth Bank, as Administrative Agent, pursuant to that certain Stock Pledge and Security Agreement, dated as of May 1, 2003, by and between NN, Inc. and AmSouth Bank, which pledge secures NN, Inc.'s obligations under the Bank Indebtedness.

          2. NN Europe ApS's ownership of the outstanding capital stock of Euroball S.p.A. is subject to a lien in favor of AmSouth Bank, as Administrative Agent, pursuant to that certain Stock Pledge and Security Agreement, dated as of May 1, 2003, by and between NN Europe ApS and AmSouth Bank, which pledge secures NN Europe ApS's obligations under the Bank Indebtedness.

          3. NN Europe ApS's ownership of the outstanding capital stock of NN Euroball Ireland Limited is subject to a lien in favor of AmSouth Bank, as Administrative Agent, pursuant to that certain Stock Pledge and Security Agreement, dated as of May 1, 2003, by and between NN Europe ApS and AmSouth Bank, which pledge secures NN Europe ApS's obligations under the Bank Indebtedness.

          4. NN Euroball Ireland Limited's ownership of the outstanding capital stock of Euroball S.p.A. is subject to a lien in favor of AmSouth Bank, as Administrative Agent, pursuant to that certain Stock Pledge and Security Agreement, dated as of May 1, 2003, by and between NN Euroball Ireland
     Limited and AmSouth Bank, which pledge secures NN Euroball Ireland Limited's guarantee obligations under the Bank Indebtedness.

          5. Pledge and Security Agreement, dated as of May 1, 2003, by and between NN, Inc. and AmSouth Bank, as Administrative Agent, whereby NN, Inc. pledged to AmSouth Bank its interest in the following Promissory Notes, which pledge secures NN, Inc.'s obligations under the Bank
     Indebtedness:

               (a) Promissory Note, dated as of May 1, 2003, from Industrial Molding GP, LLC to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to that certain Pledge and Security Agreement, dated as of May 1, 2003, by and between NN, Inc. and AmSouth Bank (the "NN Pledge Agreement");

               (b) Promissory Note, dated as of May 1, 2003, from Industrial Molding LP, LLC to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (c) Promissory  Note,  dated as of May 1, 2003,  from  Industrial
          Molding  Group,   L.P.  to  NN,  Inc.,  in  the  principal  amount  of
          $60,405,342, as

                                     5.15-3
          pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (d) Promissory Note, dated as of May 1, 2003, from The Delta Rubber Company to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (e) Promissory Note, dated as of May 1, 2003, from NN Mexico, LLC to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (f) Promissory Note, dated as of May 1, 2003, from NN Arte S. De R.L. De D.V. to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (g) Promissory Note, dated as of May 1, 2003, from Euroball S.p.A. to NN, Inc., in the principal amount of EUR20,000,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (h) Promissory Note, dated as of May 1, 2003, from Kugelfertigung Eltmann GmbH to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (i) Promissory Note, dated as of May 1, 2003, from NN Netherlands B.V. to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (j) Promissory Note, dated as of May 1, 2003, from NN Euroball Ireland Limited to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the NN Pledge Agreement;

               (k) Promissory Note, dated as of January 23, 2004, from NN Holdings B.V. to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the Credit Agreement; and

               (l) Promissory Note, dated as of March 26, 2004, from NN Slovakia to NN, Inc., in the principal amount of $60,405,342, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the Credit Agreement.

     6. Pledge and Security Agreement, dated as of May 1, 2003, by and between NN Europe ApS and AmSouth Bank, as Administrative Agent, whereby NN Europe ApS pledged to AmSouth Bank its interest in the following Promissory Notes, which pledge secures NN Europe ApS's obligations under the Euro Term Loan:

                                     5.15-4

          (a) Promissory Note, dated as of May 1, 2003, from Euroball S.p.A. to NN Europe ApS, in the principal amount of EUR20,000,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to that certain Pledge and Security Agreement, dated as of May 1, 2003, by and between NN Europe ApS and AmSouth Bank (the "ApS Pledge Agreement")

          (b) Promissory Note, dated as of May 1, 2003, from Kugelfertigung Eltmann GmbH to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

          (c) Promissory Note, dated as of May 1, 2003, from NN Netherlands B.V. to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

          (d) Promissory Note, dated as of May 1, 2003, from Industrial Molding GP, LLC to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

          (e) Promissory Note, dated as of May 1, 2003, from Industrial Molding LP, LLC to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

          (f) Promissory Note, dated as of May 1, 2003, from Industrial Molding Group, L.P. to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

          (g) Promissory Note, dated as of May 1, 2003, from The Delta Rubber Company to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

          (h) Promissory Note, dated as of May 1, 2003, from NN Mexico, LLC to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

          (i) Promissory Note, dated as of May 1, 2003, from NN Arte De R.L. De C.V. to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

                                     5.15-5

          (j) Promissory Note, dated as of May 1, 2003, from NN Euroball Ireland Limited to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the ApS Pledge Agreement;

          (k) Promissory Note, dated as of January 23, 2004, from NN Holdings B.V. to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the Credit Agreement; and

          (l) Promissory Note, dated as of March 26, 2004, from NN Slovakia to NN Europe ApS, in the principal amount of EUR26,283,000, as pledged to AmSouth Bank, as Administrative Agent, pursuant to the Credit Agreement.

     7. Section 8.19 of the Credit Agreement requires any new Subsidiary to enter into those certain Promissory Notes to be pledged to AmSouth, as Administrative Agent, by NN, Inc., as Domestic Borrower, and NN Europe ApS, as Euro Borrower.























                                     5.15-6

                             [FORM OF SERIES A NOTE]

                                    NN, INC.

                 4.89% Senior Note, Series A due April 26, 2014

No. [_________]                                                  [Date]
$[____________]                                                  PPN 629337 A* 7

     FOR VALUE RECEIVED, the undersigned, NN, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on April 26, 2014, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.89% per annum from the date hereof, payable semiannually, on the twenty-sixth (26th) day of each April and October in each year, commencing with the April 26 or October 26 next succeeding the date hereof, until the principal hereof shall have become due and payable, and
(b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Series A Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

     Payments of principal of, interest on and any Series A Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Series A Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of April 26, 2004 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 21 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     This Series A Note is a registered Series A Note and, as provided in the Note Purchase Agreements, upon surrender of this Series A Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series A Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment

                                    EXHIBIT 1
                          (to Note Purchase Agreement)
for registration of transfer, the Company may treat the person in whose name this Series A Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Series A Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Series A Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Series A Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Series A Note is guaranteed pursuant to the Subsidiary Guarantees and is secured by the Pledge Agreements, and reference is hereby made to such Financing Agreements.

     This Series A Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    NN, INC.



                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:









                                     E-1-2

                        DESCRIPTION OF OPINION OF COUNSEL
                              TO THE U.S. OBLIGORS

     The closing opinion of Blackwell Sanders Peper Martin LLP, counsel for the U.S. Obligors, which is called for by Section 4.4(a)(1) of the Note Purchase Agreements, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall be to the effect that:

          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is qualified as a foreign corporation in each jurisdiction wherein the failure to be so qualified could reasonably be expected to have a Material Adverse Effect on the Company, and, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreements and to issue the Notes.

          2. Each Guarantor organized under the laws of the United States is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is qualified as a foreign jurisdiction wherein the failure to be so qualified could reasonably be expected to have a Material Adverse Effect on such Guarantor, and, has the corporate power and corporate authority to execute and perform the Subsidiary Guarantee, and all of the issued and outstanding shares of capital stock of each such Guarantor have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Guarantors, or by the Company and one or more Guarantors.

          3. Each Financing Agreement has been duly authorized by all necessary corporate action on the part of the U.S. Obligors, has been duly executed and delivered by the U.S. Obligors and constitutes the legal and valid contract of the U.S. Obligors enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          4. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Financing Agreements.

          5. The issuance and sale of the Notes and the execution, delivery and performance by the U.S. Obligors of the Financing Agreements do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the U.S. Obligors pursuant to the provisions of the Articles of Incorporation or By-laws of each U.S. Obligor or any Material agreement or other instrument known to such counsel to which an U.S. Obligor is a party or by which an U.S. Obligor may be bound.


                                EXHIBIT 4.4(a)(1)
                          (to Note Purchase Agreement)

          6. To our knowledge, after due inquiry, there is no litigation pending or threatened against or affecting U.S. Obligors, at law or in equity which could reasonably be expected to materially adversely effect, individually or in the aggregate, the properties, business, prospects, profits or condition (financial or otherwise) of the U.S. Obligors or which could impair the ability of the U.S. Obligors to carry on their business as now conducted or impair the ability of the U.S. Obligors to comply with the provisions of and perform its obligations under the Financing Agreements.

          7. Neither the issuance of the Notes, nor the use of the proceeds of the sale of the Notes, will violate or conflict with Regulations T, U or X of the Board of Governors of the Federal Reserve System of the United States of America.

          8. The issuance, sale and delivery of the Notes and the Subsidiary Guarantee under the circumstances contemplated by the Note Purchase Agreements do not, under existing law, require the registration of the Notes or the Subsidiary Guarantee under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

          9. No Obligor organized under the laws of the United States is an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act of 1940, as amended.

          The opinion of Blackwell Sanders Peper Martin LLP shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. The opinion of Blackwell Sanders Peper Martin LLP shall assume, for the purposes of the opinions in paragraphs 3 and 4 above relating to enforceability, that the laws of the State of Missouri are identical to the laws of the State of New York. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.









                                 E-4.4(a)(1)-2

                     DESCRIPTION OF OPINION OF LOCAL COUNSEL
                               TO CERTAIN OBLIGORS












































                                EXHIBIT 4.4(a)(2)
                          (to Note Purchase Agreement)

                    DESCRIPTION OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

     The closing opinion of Chapman and Cutler LLP, special counsel to the Purchasers, called for by Section 4.4(b) of the Note Purchase Agreements, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

          1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreements and to issue the Notes.

          2. Each Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Chapman and Cutler LLP shall also state that the opinion of Blackwell Sanders Peper Martin LLP is satisfactory in scope and form to Chapman and Cutler LLP and that, in their opinion, the Purchasers are justified in relying thereon.

     In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler LLP may rely solely upon an examination of the Articles of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware and the By-laws of the Company. The opinion of Chapman and Cutler LLP is limited to the laws of the State of New York and the Federal laws of the United States.

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler LLP may rely on appropriate certificates of public officials and officers of the Company


                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)
and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.
































                                   E-4.4(b)-2

                      FORM OF ITALIAN SUBSIDIARY GUARANTEE
































                                EXHIBIT 10.8(a)
                          (to Note Purchase Agreement)

                   FORM OF JOINDER TO NOTE PURCHASE AGREEMENTS

     THIS JOINDER TO NOTE PURCHASE AGREEMENTS (this "Agreement"), dated as of ____________, 20__, is made by ____________________, a _________________ (the
"Additional Guarantor"), in favor of those several holders (the "Holders") under the Note Purchase Agreements (as hereinafter defined), and ____________________, as noteholder collateral agent (the "Noteholder Collateral Agent").

                                    RECITALS:

     A. The Purchasers listed in Schedule A thereto, NN, Inc. as the Company, and certain Subsidiaries of the Company becoming parties thereto as Guarantors are parties to those certain Note Purchase Agreements, each dated as of April 26, 2004 (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Note Purchase Agreements"; except as otherwise defined herein, terms used herein and defined in the Note Purchase Agreements shall be used herein as so defined), pursuant to which the Company has issued an aggregate of $40,000,000 4.89% Senior Notes, Series A, due April 26, 2014, all as more specifically described in the Note Purchase Agreements.

     B. Pursuant to the Note Purchase Agreements, the Guarantors have guaranteed the due and punctual payment and performance of all of the Obligations of the Company under the Note Purchase Agreements and the other Financing Agreements.

     C. Pursuant to the Note Purchase Agreements, the Company is required to cause the Additional Guarantor to execute and deliver to the Noteholder Collateral Agent this Agreement, and the Additional Guarantor desires to execute and deliver this Agreement to satisfy such requirement and condition.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the premises and in order to ensure the Company's compliance with the Note Purchase Agreements, the Additional Guarantor hereby agrees as follows:

     1. Additional Guarantor. The Additional Guarantor hereby assumes all obligations of a Guarantor under and shall be a Guarantor for all purposes of the Note Purchase Agreements and shall be fully liable thereunder to the Noteholder Collateral Agent and the Holders to the same extent and with the same effect as though the Additional Guarantor had been one of the Guarantors originally executing and delivering the Note Purchase Agreements. Without limiting the foregoing:

          (a) the Additional Guarantor hereby unconditionally and irrevocably guarantees to the Noteholder Collateral Agent and the Holders the due and punctual payment and performance of all the Obligations of the Company, in each case as and when the same shall become due and payable, whether at maturity, by acceleration, mandatory prepayment, declaration or otherwise, according to their terms;



                                 EXHIBIT 10.8(b)
                          (to Note Purchase Agreement)

          (b) in case of failure by the Company punctually to pay or perform the Obligations, the Additional Guarantor hereby unconditionally and irrevocably agrees to cause such payment or performance to be made punctually as and when the same shall become due and payable, whether at maturity, by acceleration, by prepayment, declaration or otherwise, and as if such payment or performance were made by the Company;

          (c) the foregoing guarantee shall be a guarantee of payment and performance and not merely of collection;

          (d) the foregoing guarantee is subject to the limitations expressly provided in subsections (a) and (b) of Section 23.2 of the Note Purchase Agreements and is subject to the other terms and conditions governing the guarantee of Guarantors under the Note Purchase Agreements (including, without limitation, Section 23.4 thereof), and the Additional Guarantor shall be entitled to all of the benefits and rights provided to a Guarantor under Section 23.3 of the Note Purchase Agreements; and

          (e) the obligations of the Additional Guarantor with respect to the Obligations shall be joint and several with those of the other Guarantors, and all references in the Note Purchase Agreements to the "Guarantors" or any "Guarantor" shall be deemed to include and to refer to the Additional Guarantor.

     2. Waiver. Without limitation of the Note Purchase Agreements, the Additional Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company or any other Person, or any Collateral granted as security for the obligations or the Guaranteed Obligations. The Additional Guarantor hereby specifically waives any right to require that an action be brought against the Company or any other Principal Obligor with respect to the Guaranteed Obligations.

     3. Waiver of Reimbursement, Subrogation, Etc. Without limitation of the Note Purchase Agreements, the Additional Guarantor hereby waives to the fullest extent possible as against the Company and its assets any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, exoneration, or any other similar claim, cause of action, right or remedy that otherwise would arise out of the Additional Guarantor's performance of its obligations to the Noteholder Collateral Agent or any Holder under this Agreement or the Note Purchase Agreements. The preceding waiver is intended by the Additional Guarantor, the Noteholder Collateral Agent and the Holders to be for the benefit of the Company or any of its successors and permitted assigns as an absolute defense to any action by such Additional Guarantor against the Company or its assets that arises out of such Additional Guarantor's having made any payment to the Noteholder Collateral Agent or any Holder with respect to any of the Company's Obligations guaranteed hereunder.

                                  E-10.8(b)-2

     4. Governing Law. Unless otherwise expressly set forth herein, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

     5. CONSENT TO JURISDICTION. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE PERSONAL JURISDICTION OF THE NEW YORK STATE AND FEDERAL COURTS LOCATED IN BOROUGH OF MANHATTAN, CITY OF NEW YORK IN ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTE PURCHASE AGREEMENTS, THE NOTES AND THE OTHER FINANCING AGREEMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A SUMMONS AND COMPLAINT AND OTHER PROCESS IN ANY ACTION, CLAIM OR PROCEEDING BROUGHT BY THE NOTEHOLDER COLLATERAL AGENT OR ANY HOLDER IN CONNECTION WITH THIS AGREEMENT, THE NOTE PURCHASE AGREEMENTS, THE NOTES OR THE OTHER FINANCING AGREEMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS, ON BEHALF OF ITSELF OR ITS PROPERTY, IN THE MANNER SPECIFIED IN SECTION 19 OF THE NOTE PURCHASE AGREEMENTS AND AT THE ADDRESS SPECIFIED OPPOSITE THE ADDITIONAL GUARANTOR HEREIN. NOTHING IN THIS SECTION 5 SHALL AFFECT THE RIGHT OF THE NOTEHOLDER COLLATERAL AGENT OR ANY HOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE NOTEHOLDER COLLATERAL AGENT OR ANY HOLDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE ADDITIONAL GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS.

     6. WAIVER OF JURY TRIAL. THE NOTEHOLDER COLLATERAL AGENT, EACH HOLDER, AND THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTE PURCHASE AGREEMENTS, THE NOTES OR THE OTHER FINANCING AGREEMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. The scope of this waiver is intended to be all-encompassing with respect to any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of the parties hereto (i) acknowledges that this waiver is a material inducement for the parties to the Financing Agreements to enter into a business relationship, that the parties to the Financing Agreements have already relied on this waiver in entering into same and the transactions that are the subject thereof and that they will continue to rely on this waiver in their related future dealings, and
(ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, modifications, supplements, extensions, renewals and/or replacements of this Agreement. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     7. Severability. Any provision of this Agreement that is prohibited or unenforceable with respect to any Person or circumstance or in any jurisdiction shall, as to such Person, circumstance or jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision with respect to other Persons or circumstances or in any other jurisdiction.

                                  E-10.8(b)-3

     8. Subordination of Indebtedness. Any indebtedness of the Company for borrowed money now or hereafter owed to the Additional Guarantor is hereby subordinated in right of payment to the payment by the Company of the Obligations such that if a default in the payment of the Obligations shall have occurred and be continuing, any such indebtedness of the Company owed to the Additional Guarantor, if collected or received by the Additional Guarantor, shall be held in trust by the Additional Guarantor for the holders of the Obligations and be paid over to the Noteholder Collateral Agent for application in accordance with the Note Purchase Agreements and the other Financing Agreements.

     9. Final Agreement. This written agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.























                                  E-10.8(b)-4

     IN WITNESS WHEREOF, the Additional Guarantor has caused this Agreement to be duly executed and delivered by its duly authorized officer or other representative as of the date first above written:


                              ADDITIONAL GUARANTOR:


                             ---------------------------------------------------

                             By:
                                  ----------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------

Address for notices             ------------------------------------------------
under Section 19 of             ------------------------------------------------
the Note Purchase Agreements:   ------------------------------------------------
                             Attn:
                                  ----------------------------------------------
                             Telecopier  No.
                                            ------------------------------------
























                                  E-10.8(b)-5

================================================================================






                                    NN, INC.



                                       and

                           --------------------------




                               [NUMBER] SUPPLEMENT
                            DATED AS OF ____________
              TO NOTE PURCHASE AGREEMENT DATED AS OF APRIL 26, 2004











         Re:       $____________ _____% Series __ Senior Notes
                            DUE _____________________













                                    EXHIBIT S
                          (to Note Purchase Agreement)

================================================================================

                                    NN, INC.


                              ---------------------

                                                      Dated as of

                                                      --------------------, ----

To the Purchaser(s) named in
Schedule A hereto


Ladies and Gentlemen:

     This [Number] Supplement to Note Purchase Agreements (the "Supplement") is among NN, Inc., a Delaware corporation (the "Company") and the institutional investors named on Schedule A attached hereto (the "Purchasers").

     Reference is hereby made to the Note Purchase Agreements dated as of April 26, 2004 (the "Note Purchase Agreements") among the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreements. Reference is further made to Section 4.13 of the Note Purchase Agreements which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

     The Company hereby agrees with the Purchaser(s) as follows:

     1. The Company has authorized the issue and sale of $__________ aggregate principal amount of its _____% Series ___ Senior Notes due _________, ____ (the "Series ___ Notes"). The Series ___ Notes, together with the Notes previously issued pursuant to the Note Purchase Agreements and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreements, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 14 of the Note Purchase Agreements). The Series ___ Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

     2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series __ Notes in the principal amount set forth opposite such Purchaser's name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

     3. The sale and purchase of the Series __ Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 A.M. Chicago time, at a closing (the "Closing") on ______, ____ or on such other Business Day thereafter on or prior to _______, ____ as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series __ Notes to be purchased by such Purchaser in the form of a single Series __ Note (or such greater number of Series __ Notes in denominations of at least $250,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [__________________________] at ____________ Bank,
[Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information]. If, at the Closing, the Company shall fail to tender such Series __ Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

     4. The obligation of each Purchaser to purchase and pay for the Series __ Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreements (but adjusted to reflect the Series __ Notes to be purchased at the Closing) except that the representations and warranties set forth in Section 5 of the Note Purchase Agreements and Section __ of the Subsidiary Guarantee shall be modified as set forth in Exhibit A hereto.

     5. [Here insert special provisions for Series __ Notes including prepayment provisions applicable to Series __ Notes (including Make-Whole Amount) and closing conditions applicable to Series ___ Notes].

     6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreements are true and correct on the date hereof with respect to the purchase of the Series __ Notes by such Purchaser.

     7. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreements as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreements.

     The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                 NN, INC.


                                 By
                                   ---------------------------------------------
                                   Name:
                                   Title:


Accepted as of
              ------------,-----

                                  [VARIATION]


                                 By
                                   ---------------------------------------------
                                   [Title]

                       INFORMATION RELATING TO PURCHASERS

                                                         PRINCIPAL AMOUNT
          NAME AND ADDRESS                              OF SERIES ___ NOTES
            OF PURCHASER                                 TO BE PURCHASED
                                                               $
[NAME OF PURCHASER]

(1)  All payments by wire transfer of
     immediately available funds to:

     with sufficient information to identify the source and application of such funds.

(2)  All notices of payments and written
     confirmations of such wire transfers:

(3)  All other communications:























                                   SCHEDULE A
                                 (to Supplement)

                          SUPPLEMENTAL REPRESENTATIONS

     The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreements is true and correct as of the date hereof with respect to the Series A Notes with the same force and effect as if each reference to "Series ____ Notes" set forth therein was modified to refer the "Series __ Notes" and each reference to "this Agreement" therein was modified to refer to the Note Purchase Agreements as supplemented by the _______ Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreements which are supplemented hereby:

     Section 5.3. Disclosure. The Company, through its agent, ______________, have delivered to each Purchaser a copy of a [Private Placement Memorandum] dated __________ (the "Memorandum"), relating to the transactions contemplated by the ______ Supplement. The Note Purchase Agreements, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreements and the _______ Supplement and the financial statements listed in Schedule 5.5 to the _____ Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since ____________, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     Section 5.4.  Organization  and  Ownership of Shares of  Subsidiaries.  (a)
Schedule 5.4 to the ______ Supplement contains (except as noted therein) complete and correct lists of the Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series ___ Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [_] other Institutional Investors, each of which has been offered the Series __ Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series __ Notes to ___________________________ and for general corporate purposes. No part of the proceeds from the sale of the Series __ Notes pursuant to the _____ Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the _________ Supplement sets forth a complete and correct list of all outstanding Debt of the Company and the Subsidiaries as of _____________, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or the Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[Add any additional Sections as appropriate at the time the Series ___ Notes are issued]





















                                       A-2
                                 (to Supplement)

                            [FORM OF SERIES __ NOTE]


                                    NN, INC.


                 [_____]% SENIOR NOTE, SERIES [___] DUE [_____]

No. R[__]- [_____]                                                   [Date]
$[____________]                                                PPN[____________]

     FOR VALUE RECEIVED, the undersigned, NN, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on [____________, ____], with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [___]% per annum from the date hereof, payable [________], on the [_____] day of [_____] in each year, commencing with the [_____] next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable [________], as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at [____] or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain [Number] Supplement dated as of ____________ to Note Purchase Agreements, dated as of April 26, 2004 as from time to time amended and supplemented, the "Supplement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreements (as defined in the Supplement) and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements (as defined in the Supplement) provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     [The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to [optional] prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise]. [This Note is not subject to prepayment].

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

                                 NN, INC.



                                 By
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